[EXECUTION COPY]

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                                 $3,354,302,016

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                   dated as of

                                   May 4, 2001

                    amended and restated as of March 12, 2002

                     and further amended and restated as of

                                 August 30, 2002

                                      among

                           Qwest Services Corporation
                     Qwest Communications International Inc.
                            Qwest Dex Holdings, Inc.
                                 Qwest Dex, Inc.


                             The Banks Listed Herein

                                       and

                             Bank of America, N.A.,
                             as Administrative Agent

--------------------------------------------------------------------------------

                         Banc of America Securities LLC
                           J.P. Morgan Securities Inc.
                                Co-Lead Arrangers

                         Banc of America Securities LLC
                           J.P. Morgan Securities Inc.
                            Wachovia Securities, Inc.
                                Joint Bookrunners

                           J.P. Morgan Securities Inc.
                            Wachovia Securities, Inc.
                              Co-Syndication Agents

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                                        TABLE OF CONTENTS
                                        -----------------


                                                                                             PAGE
                                                                                             ----

                                            ARTICLE 1
                                            ---------
                                           DEFINITIONS
                                           -----------

Section 1.01.  The Definitions..................................................................1
Section 1.02.  Accounting Terms and Determinations.............................................20
Section 1.03.  Types of Borrowings.............................................................21

                                            ARTICLE 2
                                            ---------
                                           THE CREDITS
                                           -----------

Section 2.01.  Commitments to Lend.............................................................21
Section 2.02.  Notice of Borrowing.............................................................21
Section 2.03.  [Intentionally Deleted].........................................................22
Section 2.04.  Notice to Banks; Funding of Loans...............................................22
Section 2.05.  Notes...........................................................................23
Section 2.06.  Maturity of Loans...............................................................24
Section 2.07.  Interest Rates..................................................................24
Section 2.08.  Commitment Fees.................................................................26
Section 2.09.  Termination or Reduction of Commitments.........................................26
Section 2.10.  Method of Electing Interest Rates...............................................28
Section 2.11.  Prepayments.....................................................................29
Section 2.12.  General Provisions as to Payments...............................................30
Section 2.13.  Funding Losses..................................................................31
Section 2.14.  Computation of Interest and Fees................................................31
Section 2.15.  Change of Control...............................................................31
Section 2.16.  Notice of Prepayment Events.....................................................32

                                            ARTICLE 3
                                            ---------
                                            CONDITIONS
                                            ----------

Section 3.01.  Closing.........................................................................32
Section 3.02.  All Borrowings..................................................................34
Section 3.03.  Effect of Occurrence of Closing Date............................................35

                                            ARTICLE 4
                                            ---------
                                  REPRESENTATIONS AND WARRANTIES
                                  ------------------------------

Section 4.01.  Corporate Existence and Power...................................................35
Section 4.02.  Corporate and Governmental Authorization; No Contravention......................36
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                                                i
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
Section 4.03.  Binding Effect..................................................................36
Section 4.04.  Financial Information...........................................................36
Section 4.05.  Litigation......................................................................37
Section 4.06.  Compliance with ERISA...........................................................37
Section 4.07.  Environmental Matters...........................................................38
Section 4.08.  Taxes...........................................................................38
Section 4.09.  Subsidiaries....................................................................39
Section 4.10.  Not an Investment Company.......................................................39
Section 4.11.  Full Disclosure.................................................................39
Section 4.12.  Solvency........................................................................39

                                            ARTICLE 5
                                            ---------
                                            COVENANTS
                                            ---------

Section 5.01.  Information.....................................................................40
Section 5.02.  Maintenance of Property; Insurance..............................................45
Section 5.03.  Maintenance of Existence........................................................45
Section 5.04.  Compliance with Laws............................................................45
Section 5.05.  Inspection of Property, Books and Records.......................................46
Section 5.06.  Debt Coverage...................................................................46
Section 5.07.  Negative Pledge.................................................................46
Section 5.08.  Consolidations, Mergers and Sales of Assets.....................................48
Section 5.09.  Use of Proceeds.................................................................49
Section 5.10.  Restricted Payments and Payments of Certain Other Debt..........................49
Section 5.11.  Limitations on Restrictions Affecting Subsidiaries..............................51
Section 5.12.  Limitations on Debt.............................................................52
Section 5.13.  Limitations on Investments; Loans, Advances, Guarantees and Acquisitions........54
Section 5.14.  Further Assurances Regarding Collateral and Guaranty Requirement................55

                                            ARTICLE 6
                                            ---------
                                             DEFAULTS
                                             --------

Section 6.01.  Events of Default...............................................................56
Section 6.02.  Notice of Default...............................................................58

                                            ARTICLE 7
                                            ---------
                                            THE AGENT
                                            ---------

Section 7.01.  Appointment and Authorization...................................................59
Section 7.02.  Agent and Affiliates............................................................59
Section 7.03.  Action by Agent.................................................................59
Section 7.04.  Consultation with Experts.......................................................59
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                                                ii
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
Section 7.05.  Delegation of Duties............................................................60
Section 7.06.  Liability of Agent..............................................................60
Section 7.07.  Indemnification.................................................................60
Section 7.08.  Credit Decision; Disclosure of Information by Agent.............................60
Section 7.09.  Successor Agent.................................................................61
Section 7.10.  Agent's Fee.....................................................................62

                                            ARTICLE 8
                                            ---------
                                     CHANGES IN CIRCUMSTANCES
                                     ------------------------

Section 8.01.  Basis for Determining Interest Rate Inadequate or Unfair........................62
Section 8.02.  Illegality......................................................................62
Section 8.03.  Increased Cost and Reduced Return...............................................63
Section 8.04.  Taxes...........................................................................64
Section 8.05.  Domestic Loans Substituted for Affected Euro-Dollar Loans.......................66
Section 8.06.  Substitution of Bank............................................................67

                                            ARTICLE 9
                                            ---------
                                            GUARANTEES
                                            ----------

Section 9.01.  The Guaranty....................................................................67
Section 9.02.  Guaranty Unconditional..........................................................67
Section 9.03.  Discharge Only upon Payment in Full; Reinstatement in Certain Circumstances.....68
Section 9.04.  Waiver by Each Guarantor........................................................68
Section 9.05.  Subrogation.....................................................................69
Section 9.06.  Stay of Acceleration............................................................69
Section 9.07.  Limit of Liability..............................................................69
Section 9.08.  Subordination To QwestDex Senior Debt...........................................70

                                            ARTICLE 10
                                            ----------
                                          MISCELLANEOUS
                                          -------------

Section 10.01.  Notices........................................................................74
Section 10.02.  No Waivers.....................................................................74
Section 10.03.  Expenses; Indemnification......................................................74
Section 10.04.  Sharing of Set-offs............................................................75
Section 10.05.  Amendments and Waivers; Release of Liens.......................................76
Section 10.06.  Successors and Assigns.........................................................77
Section 10.07.  Governing Law; Submission to Jurisdiction......................................80
Section 10.08.  Counterparts; Integration......................................................80
Section 10.09.  WAIVER OF JURY TRIAL...........................................................80
Section 10.10.  Confidentiality................................................................80
Section 10.11.  No Reliance on Margin Stock....................................................81
Section 10.12.  Co-Lead Arrangers, Joint Bookrunners and Co-Syndication Agents.................81
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                                               iii

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         AGREEMENT dated as of May 4, 2001, amended and restated as of March 12, 2002 and further amended and restated as of August 30, 2002, among QWEST SERVICES CORPORATION, QWEST COMMUNICATIONS INTERNATIONAL INC., QWEST DEX HOLDINGS, INC., QWEST DEX, INC., the BANKS listed on the signature pages hereof and BANK OF AMERICA, N.A., as Administrative Agent.

         WHEREAS, Qwest Capital Funding, Inc., Qwest Corporation, Qwest Communications International Inc., the banks party thereto and Bank of America, N.A., as administrative agent, are parties to an Amended and Restated Credit Agreement dated as of May 4, 2001 and amended and restated as of March 12, 2002 (as in effect immediately prior to the Closing Date (as defined below), the "Existing Agreement"); and

         WHEREAS, the parties thereto wish to amend and restate the Existing Agreement in its entirety as set forth herein in order to, among other things, reinstate the revolving commitments of the banks thereunder and extend the maturity date of the credit facility evidenced thereby;

         NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         Section 1.01. The Definitions.

         The following terms, as used herein, have the following meanings:

         "Additional Permitted Secured Obligations" has the meaning set forth in the Security and Pledge Agreement.

         "Adjusted London Interbank Offered Rate" has the meaning set forth in
Section 2.07.

         "Administrative Questionnaire" means, with respect to each Bank, an administrative questionnaire in the form prepared by the Agent and submitted to the Agent (with a copy to the Company) duly completed by such Bank.

         "Affiliate", as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

         "Agent" means Bank of America, N.A., in its capacities as administrative agent and collateral agent for the Banks under the Loan Documents, and its successors in such capacity.

         "Agent-Related Person" has the meaning set forth in Section 7.08.

         "Agreement" means this Second Amended and Restated Credit Agreement dated as of August 30, 2002, as the same may from time to time be further amended, amended and restated, modified or supplemented.

         "Applicable Lending Office" means, with respect to any Bank, (i) in the case of its Domestic Loans, its Domestic Lending Office and (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office.

         "Asset Sale" means, with respect to any Person, any sale, transfer or other disposition (including pursuant to a sale and leaseback transaction) of any property of such Person, except (i) sales of inventory, customer premises equipment and other equipment, conduit, fiber and capacity (including indefeasible rights of use), Permitted Investments and sales or licenses of technology, in each case in the ordinary course of business, (ii) write-offs of accounts receivable or settlements of accounts receivable for less than the total unpaid balance thereof, in each case in the ordinary course of business and consistent with such Person's historical collection practices, (iii) sales or dispositions of shares of Equity Interests in any of its Subsidiaries in order to qualify members of the governing body of the Subsidiary, if required by applicable laws and in such amounts as required by applicable laws, (iv) any transfer of assets pursuant to any merger or consolidation permitted by 15, (v) any sale, transfer or other disposition of assets from any Subsidiary of the Company (other than the Borrower, a QwestDex Company or a Corp. Company (other than Wireless)) to any other Subsidiary of the Company other than to a QwestDex Company or a Corp. Company and (vi) any QwestDex Sale Asset Transfer. Nothing in this definition shall be construed to limit or modify any restriction contained in Sections 15, 5.08(a) or 5.08(c).

         "Asset Swap" means any Asset Sale or portion thereof the sole consideration for which is substantially similar assets used in the same line of business as the assets being sold, transferred or otherwise disposed pursuant thereto and of substantially equivalent fair market value.

         "Assignee" has the meaning set forth in Section 10.06(b).

         "Bank" means each lender listed on the signature pages hereof, each Assignee which becomes a Bank pursuant to Section 10.06(b), and their respective successors.

         "Bank Affiliate" means, (a) with respect to any Bank, (i) an Affiliate of such Bank or (ii) an entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Bank or an Affiliate of such Bank and (b) with respect to any Bank that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Bank or by an affiliate of such investment advisor.

         "Base Rate" means, for any day, a rate per annum equal to the higher of
(i) the Prime Rate for such day and (ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day.

         "Base Rate Margin" has the meaning set forth in Section 2.07.

         "Benefit Arrangement" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

         "Borrower" means Qwest Services Corporation, a Colorado corporation (including in its capacity as assignee of Capital Funding pursuant to the Qwest Assignment and Assumption Agreement), and its successors.

         "Borrowing" has the meaning set forth in Section 1.03.

         "Capital Funding" means Qwest Capital Funding, Inc., a Colorado corporation, and its successors.

         "Capital Market Event" means a Prepayment Event described in clause
(ii), (iii) or (iv) of the definition of Prepayment Event.

         "Closing Date" means the date on which the Agent shall have received the documents or evidence specified in or pursuant to Section 3.01.

         "Collateral" means any and all "Collateral", as defined in any Collateral Document.

         "Collateral Agent" has the meaning set forth in the Security and Pledge Agreement.

         "Collateral and Guaranty Requirement" means the requirement that:

                  (a) the Collateral Agent shall have received from each Lien Grantor either 1. a counterpart of the Security and Pledge Agreement duly executed and delivered on behalf of such Lien Grantor or
         2. in the case of any Person that becomes a Lien Grantor after the Closing Date, a supplement to the Security and Pledge Agreement, in the form specified therein, duly executed and delivered on behalf of such Lien Grantor;

                  (b) all outstanding Equity Interests constituting Collateral shall have been pledged pursuant to the Security and Pledge Agreement and the Collateral Agent shall have received all certificates or other instruments representing all outstanding Equity Interests of Corp., all outstanding Equity Interests of QwestDex and all outstanding Equity Interests of QwestDex, Inc., in each case together with stock powers or other instruments of transfer with respect thereto endorsed in blank:

                  (c) all Instruments constituting Collateral shall have been pledged pursuant to the Security and Pledge Agreement and the Collateral Agent shall have received all such Instruments (subject to any limitations set forth in the Security and Pledge Agreement) , together with instruments of transfer with respect thereto endorsed in blank;

                  (d) all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Collateral Agent to be filed, registered or recorded to create the Liens intended to be created by the Security and Pledge Agreement and perfect or record such Liens to the extent, and with the priority, required by the Security and Pledge Agreement, shall have been filed, registered or recorded or delivered to the Collateral Agent for filing, registration or recording; and

                  (e) each Lien Grantor shall have obtained all consents and approvals required to be obtained by it in connection with (i) the execution and delivery of the Security and Pledge Agreement and (ii) subject to any limitations set forth in the Security and Pledge Agreement, the performance of its obligations thereunder and the granting of the Liens purported to be granted by it thereunder..

         "Collateral Documents" means the Security and Pledge Agreement and each other security agreement, pledge agreement, instrument or document executed and delivered pursuant to Section 5.14 to secure any of the Revolver Secured Obligations.

         "Commitment" means, with respect to each Bank, the amount set forth opposite the name of such Bank on the Commitment Schedule attached hereto or in the applicable Assignment and Assumption Agreement, as such amount may be reduced from time to time pursuant to Section 2.09.

         "Company" means Qwest Communications International Inc., a Delaware corporation, and its successors.

         "Company Indentures" means the Indenture dated as of November 27, 1998 between the Company and Bankers Trust Company, as Trustee, the Indenture dated as of November 4, 1998 between the Company and Bankers Trust Company, as Trustee, the Indenture dated as of August 28, 1997 between the Company and Bankers Trust Company, as Trustee, as supplemented by First Supplemental Indenture dated as of February 16, 2001, the Indenture dated as of October 15, 1997 between the Company and Bankers Trust Company, as Trustee, as supplemented by First Supplemental Indenture dated as of February 16, 2001, and the Indenture dated as of January 29, 1998 between the Company and Bankers Trust Company, as Trustee, as supplemented by First Supplemental Indenture dated as of February 16, 2001.

         "Company Qualifying Asset Sale" means any Asset Sale by the Company or any of its Subsidiaries, except (i) any Corp. Qualifying Asset Sale, (ii) any Asset Sale to the Company or to any of its Subsidiaries (other than a Corp. Company) and (iii) any other single disposition or series of related dispositions resulting in aggregate Net Proceeds not exceeding $30,000,000 for any single disposition or series of related dispositions or $150,000,000 in the aggregate (including for purposes of calculating such $150,000,000, all Asset Sales consummated by the Company or any of its Subsidiaries, other than an Asset Sale described in clause (ii) of this definition or clause (i) of the definition of Corp. Qualifying Asset Sale).

         "Company's 2001 Form 10-K" means the Company's annual report on Form 10-K for 2001, as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

         "Consolidated Company EBITDA" means, for any period, the net income of the Company and its Consolidated Subsidiaries determined on a consolidated basis for such period (adjusted to exclude the effect of (w) any non-cash losses as a result of impairment of goodwill as required by Statement of Financial Accounting Standards No. 142, (x) equity gains or losses in unconsolidated Persons, (y) any preferred dividend income and any extraordinary or other non-recurring non-cash gain or loss or (z) any gain or loss on the disposition of investments), plus, to the extent deducted in determining such adjusted net income, the aggregate amount of (i) interest expense, (ii) fees paid in connection with this Agreement, (iii) income tax expense, (iv) depreciation, amortization, reserves and other non-cash charges and (v) transaction costs incurred in connection with this Agreement and minus, to the extent included in determining such adjusted net income, the aggregate amount of (1) interest income and (2) income tax benefit, provided that, for any period or portion thereof during which the operations of QwestDex and its Consolidated Subsidiaries have been classified as discontinued operations for purposes of determining the net income of the Company and its Consolidated Subsidiaries (any such period or portion thereof, a "Discontinued Period"), the amounts described in each of clauses (w), (x), (y), (z), (i), (ii), (iii) (iv), (v), (1) and (2)
above shall include, without duplication, any such amounts with respect to QwestDex and its Consolidated Subsidiaries for such Discontinued Period.

         "Consolidated Corp. EBITDA" means, for any period, the net income of Corp. and its Consolidated Subsidiaries determined on a consolidated basis for such period (adjusted to exclude the effect of (w) any non-cash losses as a result of impairment of goodwill as required by Statement of Financial Accounting Standards No. 142, (x) equity gains or losses in unconsolidated Persons, (y) any preferred dividend income and any extraordinary or other non-recurring non-cash gain or loss or (z) any gain or loss on the disposition of investments), plus, to the extent deducted in determining such adjusted net income, the aggregate amount of (i) interest expense, (ii) income tax expense,
(iii) depreciation, amortization, reserves and other non-cash charges, and (iv) transaction costs incurred in connection with this Agreement and minus, to the extent included in determining such adjusted net income, the aggregate amount of
(1) interest income and (2) income tax benefit.

         "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which would be consolidated with those of the Company, the Borrower or Corp., as applicable, in its consolidated financial statements if such statements were prepared as of such date.

         "Corp." means Qwest Corporation, a Colorado corporation, and its successors.

         "Corp. Company" means Corp. or any of its Subsidiaries.

         "Corp. Qualifying Asset Sale" means any Asset Sale by a Corp. Company, except (i) any Asset Sale to any Corp. Company, and (ii) any other single disposition or series of related dispositions resulting in aggregate Net Proceeds not exceeding $30,000,000 for any single disposition or series of related dispositions or $150,000,000 in the aggregate (including, for purposes of calculating such $150,000,000, all Asset Sales consummated by the Company or any of its Subsidiaries, other than an Asset Sale described in clause (i) of this definition or in clause (ii) of the definition of Company Qualifying Asset
Sale).

         "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee which are capitalized in accordance with generally accepted accounting principles, (v) all Debt secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person, and (vi) all Debt of others Guaranteed by such Person. Notwithstanding the foregoing, for purposes of Section 5.06 Debt shall in no event include the following:

                  (x) Debt of Persons which are not Consolidated Subsidiaries ("Joint Ventures") (i) which is secured by a Lien on the assets or capital stock of a Minor Subsidiary or the equity interests in such Joint Ventures or is Guaranteed by a Minor Subsidiary, which Lien or Guaranty is incurred in connection with the operations of the Company and its Subsidiaries, and (ii) for the payment of which no other recourse may be had to the Company or any of its Subsidiaries;

                  (y) Debt of the Company or the Borrower issued in connection with the issuance of Trust Originated Preferred Securities or substantially similar securities, so long as such Debt is subordinated and junior in right of payment to substantially all liabilities of the Company or the Borrower, as the case may be, including, without limitation, the Loans; and

                  (z) any mandatorily convertible equity-linked securities issued by the Company, so long as any such securities satisfy each of the following conditions: (i) the terms thereof require no repayments or prepayments and no mandatory redemptions or repurchases, in each case prior to at least 91 days after the later of the termination of the Commitments and the repayment in full of the Loans and all other amounts due under the Loan Documents, and (ii) such securities are subordinated and junior in right of payment to all obligations of the Company, as the case may be, for or in respect of borrowed money (unless the instrument governing such obligations expressly provides that such obligations are not senior or superior to such securities or are subordinated or junior in right of payment to them), including, without limitation, to all obligations under the Loan Documents.

         "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

         "Dexter Assets" means any assets of any QwestDex Company other than Rodney Assets.

         "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City, New York or Dallas, Texas are authorized by law to close.

         "Domestic Lending Office" means, as to each Bank, its office located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office as such Bank may hereafter designate as its Domestic Lending Office by notice to the Company and the Agent.

         "Domestic Loan" means (i) a Loan which bears interest at the Base Rate pursuant to the applicable Notice of Borrowing or Notice of Interest Rate Election or the provisions of Article 8 or (ii) an overdue amount which was a Domestic Loan immediately before it became overdue.

         "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment, the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Hazardous Substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the clean-up or other remediation thereof.

         "Equity Interests" means (i) shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person or (ii) any warrants, options or other rights to acquire such shares or interests.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

         "ERISA Group" means the Company, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company or any

Subsidiary, are treated as a single employer under Section 414 of the Internal Revenue Code.

         "Euro-Dollar Business Day" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London.

         "Euro-Dollar Lending Office" means, as to each Bank, its office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Company and the Agent.

         "Euro-Dollar Loan" means (i) a Loan which bears interest at a Euro-Dollar Rate pursuant to the applicable Notice of Borrowing or Notice of Interest Rate Election or (ii) an overdue amount which was a Euro-Dollar Loan before it became overdue.

         "Euro-Dollar Margin" has the meaning set forth in Section 2.07.

         "Euro-Dollar Rate" means a rate of interest determined pursuant to
Section 2.07 on the basis of an Adjusted London Interbank Offered Rate.

         "Euro-Dollar Reserve Percentage" has the meaning set forth in Section 2.07.

         "Event of Default" has the meaning set forth in Section 6.01.

         "Existing Agreement" has the meaning set forth in the first WHEREAS clause.

         "Existing Debt" means Debt of the Company or any Subsidiary existing on the Closing Date, as in effect on the Closing Date and listed in Schedule 5.12.

         "Facility Liens" has the meaning set forth in Section 5.07(i).

         "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to Bank of America, N.A., on such day on such transactions as determined by the Agent.

         "Foreign Subsidiary" means any Subsidiary of the Borrower (other than a Corp. Company or a QwestDex Company) that is not incorporated or organized in the United States or any State thereof.

         "Fraudulent Transfer Laws" has the meaning set forth in 20.

         "Group of Loans" means at any time a group of Loans consisting of (i) all Loans which are Domestic Loans at such time or (ii) all Loans which are Euro-Dollar Loans having the same Interest Period at such time; provided that, if a Loan of any particular Bank is converted to or made as a Domestic Loan pursuant to Section 8.02 or 8.05, such Loan shall be included in the same Group or Groups of Loans from time to time as it would have been in if it had not been so converted or made.

         "Guaranteed Obligations" means, with respect to each Guarantor, all advances to, and debts, liabilities (including without limitation the Loans), obligations, covenants and duties of, the Borrower, arising under any Loan Document, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after, or would accrue but for, the commencement of an insolvency proceeding, whether or not allowed or allowable in such proceeding.

         "Guarantor" means the Company and each QwestDex Company.

         "Guaranty" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guaranty shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

         "Hazardous Substances" means any toxic, radioactive, caustic or otherwise hazardous substance, including petroleum, its derivatives, by-products and other hydrocarbons, or any substance having any constituent elements displaying any of the foregoing characteristics.

         "Indemnitee" has the meaning set forth in Section 10.03(a).

         "Interest Period" means, with respect to each Euro-Dollar Loan, a period commencing on the date of borrowing specified in the applicable Notice of Borrowing or the date specified in the applicable Notice of Interest Rate Election and ending one, two, three or six months thereafter, as the Borrower may elect in the applicable notice; provided that:

                  (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

                  (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

                  (c) any Interest Period beginning prior to the Termination Date which would otherwise end after the Termination Date shall end on the Termination Date.

         "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, or any successor statute.

          "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest, in respect of such asset. For the purposes of this Agreement, the Company or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

         "Lien Grantor" has the meaning set forth in the Security and Pledge Agreement.

         "Loan" means a loan made or to be made by a Bank pursuant to Section 2.01; provided that if any such loan or loans are combined or subdivided pursuant to a Notice of Interest Rate Election, the term "Loan" shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

         "Loan Documents" means this Agreement, the Notes, the Collateral Documents, and the Qwest Assignment and Assumption Agreement.

         "Loan Party" means the Company, the Borrower and each of their respective Subsidiaries that is party to a Loan Document.

         "London Interbank Offered Rate" has the meaning set forth in Section 2.07.

         "Margin Stock" means "margin stock" as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         "Material Debt" means Debt (other than the Notes) of the Company and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, in an aggregate principal amount exceeding $100,000,000.

         "Material Plan" means at any time a Plan or Plans having aggregate Unfunded Liabilities in excess of $100,000,000.

         "Minor Subsidiary" means, for purposes of the last sentence of the definition of Debt and of Section 5.07(f) (the "Relevant Provisions"), any Subsidiary (other than the Borrower or Wireless) which, at the time of the issuance of a Guaranty or grant of a Lien referred to in the Relevant Provisions, had assets which, when taken together with all assets of Subsidiaries at any earlier time when such Subsidiaries were deemed to be Minor Subsidiaries pursuant to this definition, did not exceed $250,000,000.

         "Multiemployer Plan" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

         "Net Proceeds" means, with respect to any event, the cash proceeds received in respect of such event including, without limitation, any cash received in respect of any non-cash proceeds, but only as and when received, in each case net of the sum of (1) all reasonable fees and out-of-pocket costs and expenses paid (or reasonably estimated to be payable) by a Prepayment Party to third parties (other than Affiliates) in connection with such event, (2) in the case of a sale, transfer or other disposition of an asset (including, without limitation, pursuant to a sale and leaseback transaction), the amount of all payments required to be made by a Prepayment Party as a result of such event to repay Debt secured by such asset or otherwise subject to mandatory prepayment as a result of such event (but excluding (x) the Loans and (y) any Debt secured by such asset if such Debt or the Lien securing such Debt is subordinated (or is required to be subordinated) to the Loans, and (3) the amount of all taxes paid (or reasonably estimated to be payable) by a Prepayment Party, the amount of any reserves established by a Prepayment Party to fund contingent liabilities reasonably estimated to be payable and the amount of capital and operating expenditures that would not otherwise have been incurred and are required in writing or by application of policy by a public utility commission to be incurred as a condition to its consent, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by the chief financial officer of the Company); provided that "Net Proceeds" shall not include (a) the cash proceeds of any Asset Sale by a QwestDex Company (other than any such Asset Sale that constitutes a Qualifying Dexter Asset Sale) so long as any QwestDex Term Debt is outstanding and such cash proceeds are applied to prepay the QwestDex Term Debt pursuant to the mandatory prepayment provisions applicable thereunder, (b) any cash payment received by a Prepayment Party and constituting a deposit or advance with respect to an Asset Sale that has not been consummated on or prior to the date of receipt thereof (it being understood that upon consummation of such Asset Sale such cash payment shall constitute "Net Proceeds" with respect thereto) and (c) any cash proceeds received by any Foreign Subsidiary from any Asset Sale to the extent relating to assets held by Foreign Subsidiaries.

         "Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A hereto, evidencing the obligation of the Borrower to repay the Loans made to it or assumed by it pursuant to the Qwest Assignment and Assumption Agreement, and "Note" means any one of such promissory notes issued hereunder.

         "Notice of Borrowing" has the meaning set forth in Section 2.02.

         "Outside Date" means the date that falls 90 days after the Termination Date.

         "Outstanding UPO" has the meaning set forth in Section 5.12(i).

         "Parent" means, with respect to any Bank, any Person controlling such Bank.

         "Participant" has the meaning set forth in Section 10.06(a).

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "Permitted Investments" means investments in:

                  (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States), in each case maturing within one year from the date of acquisition thereof;

                  (b) commercial paper maturing within one year from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from Standard & Poor's or from Moody's Investors Service, Inc.;

                  (c) certificates of deposit, banker's acceptances and time deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States or any State thereof which has a combined capital and surplus and undivided profits of at least $500,000,000;

                  (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above;

                  (e) in the case of any foreign Subsidiary, (i) marketable direct obligations issued by, or unconditionally guaranteed by, the sovereign nation in which such Person is organized and is conducting business or issued by any agency of such sovereign nation and backed by the full faith and credit of such sovereign nation, in each case maturing within one year from the date of acquisition, so long as the indebtedness of such sovereign nation is rated at least A by Standard & Poor's, A2 by Moody's Investors Service, Inc. or A mid by Dominion Bond Rating Service Limited or carries an equivalent rating from a comparable foreign rating agency or (ii) investments of the type and maturity described in clauses (b) through (d) above of foreign obligors, which investments or obligors have ratings described in such clauses or equivalent ratings from comparable foreign rating agencies; and

                  (f) any other Investments made in compliance with the Cash Management Investment Policy of the cash management group of the Borrower with respect to cash investments, substantially as in effect on the Closing Date.

         "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "Plan" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

         "Prepayment Event" means:

                  (i) any Corp. Qualifying Asset Sale or any Company Qualifying Asset Sale;

                  (ii) the issuance by any Prepayment Party of any Equity Interests, or the receipt by any of them of any capital contribution, other than any such issuance of an Equity Interest to, or receipt of any such capital contribution from, any Prepayment Party or directors, employees, consultants or contractors of the Company or any of its Subsidiaries; provided that (1) any such issuance by a Corp. Company to the Company or any Subsidiary of the Company that is not a Corp. Company, and (2) the receipt of any capital contribution by a Corp. Company from the Company or any Subsidiary of the Company that is not a Corp. Company shall each constitute a "Prepayment Event" (except, in the case of clause (2), to the extent such capital contribution has been made by the Company or any Subsidiary of the Company with the Net Proceeds of an event that otherwise constitutes a Prepayment Event and the Borrower has complied with the provisions of Section 2.11(c) with respect thereto);

                  (iii) the issuance or incurrence by any Prepayment Party of any Debt (including, without limitation, any such Debt issued in any registered offering or pursuant to any private placement and any such Debt incurred pursuant to any syndicated line of credit or other credit facility), other than (1) the Loans, (2) Purchase Money Debt and (3) Debt permitted by Sections 5.12(c), 5.12(d), 5.12(e), 5.12(f), 5.12(g)
         and 5.12(i); and

                  (iv) to the extent not included in any of the foregoing clauses, any receivables securitization consummated by any Prepayment Party.

         "Prepayment Party" means the Company, the Borrower or any of their respective Subsidiaries.

         "Prime Rate" means the rate of interest publicly announced by Bank of America, N.A., from time to time as its Prime Rate.

         "Purchase Money Debt" means Debt of any Person incurred for the purpose of financing all or any part of the cost of the acquisition of any asset by such Person, so long as the proceeds of any such Debt are applied by such Person upon receipt thereof (and in any event within ten (10) Business Days after receipt thereof) to acquire such asset.

         "Purchase Money Obligor" has the meaning set forth in Section 5.07(c).

         "QCC" means Qwest Communications Corporation, a Delaware corporation, and its successors.

         "Qualifying Dexter Asset Sale" means any Company Qualifying Asset Sale so long as (i) it is consummated by a QwestDex Company, and (ii) the assets transferred pursuant thereto consist of Dexter Assets.

         "Qualifying Terms" means, with respect to any Debt, each of the following terms: (i) such Debt does not mature prior to the Outside Date, (ii) no payments with respect to such Debt (including without limitation scheduled amortization payments and mandatory prepayments) are required to be made prior to the Outside Date (other than regularly scheduled interest payments with respect thereto), (iii) the terms and conditions governing such Debt (including without limitation covenants and events of default) are no more restrictive in any material respect than the terms and conditions applicable to the Loans and
(iv) such Debt is subordinated to the Loans (or the Guaranty thereof pursuant to Article 9, as applicable) in an insolvency proceeding to the prior payment in full of the Loans (or the payment in full of the Guaranty of the Loans, as the case may be) and is otherwise subordinated to the Loans (or to the Guaranty thereof pursuant to Article 9, as applicable), pursuant to subordination arrangements reasonably satisfactory to the Agent.

         "Qwest Assignment and Assumption Agreement" means the Qwest Assignment and Assumption Agreement, substantially in the form of Exhibit B, dated as of the Closing Date among Capital Funding and the Borrower.

         "QwestDex" means Qwest Dex Holdings, Inc., a Delaware corporation, and its successors.

         "QwestDex Agent" has the meaning set forth in the QwestDex Term Loan Agreement.

         "QwestDex Asset Collateral" has the meaning set forth in the Security and Pledge Agreement.

         "QwestDex Company" means QwestDex or any of its Subsidiaries.

         "QwestDex Dexter Purchase Agreement" means the Purchase Agreement between the Company, the Borrower, QwestDex Inc. and the QwestDex Purchaser with respect to the Dexter Assets, as amended, amended and restated, modified or supplemented from time to time.

         "QwestDex Guarantor" has the meaning set forth in 20.

         "QwestDex Guaranty" has the meaning set forth in Section 9.08.

         "QwestDex Inc." means Qwest Dex, Inc., a Colorado corporation, and its successors.

         "QwestDex Inc. Intercompany Note" means the Loan Agreement dated January 15, 2002 governing borrowings by QwestDex Inc. from Capital Funding and the Debt outstanding thereunder.

         "QwestDex Intercompany Note" means the Loan Agreement dated January 15, 2002 governing borrowings by QwestDex from Capital Funding and the Debt outstanding thereunder.

          "QwestDex Purchase Agreements" means the QwestDex Dexter Purchase Agreement and the QwestDex Rodney Purchase Agreement.

         "QwestDex Purchaser" means Dex Holdings LLC, a Delaware limited liability company, and its successors and, with respect to either QwestDex Purchase Agreement, its permitted assignees pursuant to Section 10.5 of such QwestDex Purchase Agreement.

         "QwestDex Rodney Purchase Agreement" means the Purchase Agreement between the Company, the Borrower, QwestDex Inc. and the QwestDex Purchaser with respect to the Rodney Assets, as amended, amended and restated, modified or supplemented from time to time.

         "QwestDex Senior Debt" has the meaning set forth in Section 9.08.

         "QwestDex Senior Debt Default" has the meaning set forth in Section 9.08(a)(ii).

         "QwestDex Sale Asset Transfer" means (i) the formation of, and transfer of assets to, newly formed wholly-owned Subsidiaries of QwestDex Inc. contemplated by the QwestDex Purchase Agreements substantially simultaneously with the consummation of the respective Asset Sales contemplated thereby and
(ii) in the event that the respective sales of the Dexter Assets and the Rodney Assets pursuant to the QwestDex Purchase Agreements are not consummated, any similar transfer of assets to one or more wholly-owned Subsidiaries of QwestDex Inc. required in connection with, and effected substantially simultaneously with the consummation of, any Asset Sale of the Dexter Assets or the Rodney Assets, as the case may be.

         "QwestDex Term Debt" means (i) Debt of QwestDex Inc., Guaranteed by QwestDex, incurred pursuant to the QwestDex Term Loan Agreement and (ii) any refinancings of the Debt (and the Guarantee thereof by QwestDex) described in clause (i) on terms no less favorable to the Banks; provided that the aggregate principal or face amount of QwestDex Term Debt (calculated without duplication of the Guarantee thereof by QwestDex) shall not exceed the lesser of (x) the aggregate principal amount of Debt incurred in reliance on clause (i) and $750,000,000.

         "QwestDex Term Loan Agreement" means the Term Loan Agreement dated as of August 30, 2002 among the QwestDex Companies, the Borrower, the institutions listed therein and Bank of America, N.A., as Administrative Agent, as amended, amended and restated, supplemented or otherwise modified from time to time.

         "Qwest Entity" has the meaning set forth in Section 7.02.

         "Required Banks" means at any time Banks having more than 50% of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding more than 50% of the aggregate unpaid principal amount of the Loans.

         "Restatement Date" means the first date after the Closing Date on which the Company, the Borrower or Corp. files a restatement of a Form 10-Q or Form 10-K with the Securities and Exchange Commission.

          "Restricted Payment" means any dividend or other distribution (whether in cash, securities or other property, including without limitation pursuant to a "spin-off" or other distribution to equity holders generally) with respect to any Equity Interest of the Company or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interest.

         "Revolver Lender Obligations" has the meaning set forth in the Security and Pledge Agreement.

         "Revolving Credit Period" means the period from and including the Closing Date to but excluding the Termination Date.

         "Rodney Assets" means any assets of any QwestDex Company which are to be sold pursuant to the QwestDex Rodney Purchase Agreement, which assets constitute assets located in Arizona, Idaho, Montana, Oregon, Utah, Washington and Wyoming or are used by such QwestDex Company primarily in the conduct of its business in any of the foregoing states.

         "Security and Pledge Agreement" means the Security and Pledge Agreement, substantially in the form of Exhibit C, dated as of the Closing Date among the Borrower and the QwestDex Companies party thereto and the Agent, as amended from time to time.

         "66 2/3% Banks" means at any time Banks having at least 66 2/3% of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding at least 66 2/3% of the aggregate unpaid principal amount of the Loans.

         "Significant Subsidiary" means any Subsidiary which would meet the definition of "significant subsidiary" contained as of the date hereof in Regulation S-X of the Securities and Exchange Commission.

         "Subject Debt" means (i) Existing Debt and (ii) any Debt permitted to be incurred pursuant to Section 5.12(c).

         "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Company. It is understood that KPNQwest N.V. shall not be considered to be a Subsidiary solely as a result of charter or contractual arrangements in effect on the date hereof, which may temporarily result in designees of the Company constituting a majority of the board of directors of KPNQwest N.V.

         "Super-Majority Banks" means at any time Banks having at least 85% of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding at least 85% of the aggregate unpaid principal amount of the Loans.

         "Supplemental Information" has the meaning set forth in Section
4.04(a).

         "Term Secured Obligations" has the meaning set forth in the Security and Pledge Agreement.

         "Termination Date" means May 3, 2005, or, if such day is not a Euro-Dollar Business Day, the next preceding Euro-Dollar Business Day.

         "2003 Corp. Debt" has the meaning specified in Section 5.10(a).

         "Unfunded Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

         "United States" means the United States of America, including the States and the District of Columbia, but excluding its territories and possessions.

         "Wireless" means Qwest Wireless LLC, a Delaware limited liability company, and its successors.

         "Wireless Assets" means any Equity Interests in Wireless and any assets held by Wireless.

         "Wireless/Borrower Debt" has the meaning set forth in Section 5.12(e).

         "Wireless Capital Market Event" means any Capital Market Event if (i) any Equity Interests of Wireless are issued pursuant thereto or Wireless is the recipient of the capital contribution being made pursuant thereto, (ii) any Debt is issued or incurred by Wireless pursuant thereto, (iii) any accounts receivables of Wireless are transferred pursuant thereto or (iv) the terms of such Capital Markets Event otherwise provide for a Guarantee by Wireless, a Lien of any Wireless Assets or any other credit support or recourse to Wireless.

         "Wireless Note" means the $3,000,000,000 Loan Agreement dated as of January 15, 2002 governing borrowings from Capital Funding to Wireless and the Debt outstanding thereunder.

         Section 1.02. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time in the United States, applied on a basis consistent (except for changes concurred in by the Company's independent public accountants) with the most recent audited consolidated financial statements of the Company and its Consolidated Subsidiaries or Corp. and its Consolidated Subsidiaries, as the case may be, in each case delivered to the Banks; provided that, if the Company notifies the Agent that the Company wishes to amend any covenant in Article 5 to eliminate the effect of any change in such generally accepted accounting principles on the operation of such covenant (or if the Agent notifies the Company that the Required Banks wish to amend Article 5 for such purpose), then compliance with such covenant shall be determined on the basis of generally accepted accounting principles in effect in the United States immediately before the relevant change in generally accepted accounting principles became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Company and the Required Banks.

         Section 1.03. Types of Borrowings. The term "Borrowing" denotes the aggregation of Loans of one or more Banks to be made to the Borrower pursuant to
Article 2 on a single date, all of which Loans are of the same type (subject to Article 8) and, except in the case of Domestic Loans, have the same Interest Period or initial Interest Period. Borrowings are classified for purposes of this Agreement by reference to the pricing of Loans comprising such Borrowing (e.g., a "Euro-Dollar Borrowing" is a Borrowing comprised of Euro-Dollar Loans).

                                    ARTICLE 2
                                   THE CREDITS

         Section 2.01. Commitments to Lend. During the Revolving Credit Period each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make loans to the Borrower from time to time in amounts such that the aggregate principal amount of Loans by such Bank at any one time outstanding shall not exceed the amount of its Commitment. Each Borrowing under this Section shall be in an aggregate principal amount of $25,000,000 or any larger multiple of $5,000,000 (except that any such Borrowing may be in the aggregate amount available in accordance with Section 3.02(c)) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow, repay, or to the extent permitted by
Section 2.11, prepay Loans and reborrow at any time prior to the Termination Date. The Commitments shall terminate at the close of business on the Termination Date.

         Section 2.02 . Notice of Borrowing. The Borrower shall give the Agent notice, substantially in the form of Exhibit G (a "Notice of Borrowing"), not later than 10:30 A.M. (New York City time) on (x) the date of each Domestic Borrowing, and (y) the third Euro-Dollar Business Day before each Euro-Dollar Borrowing, specifying:

                  (i) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Domestic Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

                  (ii)     the aggregate amount of such Borrowing,

                  (iii) whether the Loans comprising such Borrowing bear interest initially at the Base Rate or at a Euro-Dollar Rate, and

                  (iv) in the case of a Euro-Dollar Borrowing, the duration of the initial Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

         Section 2.03.  [Intentionally Deleted].

         Section 2.04. Notice to Banks; Funding of Loans. 3. Upon receipt of a Notice of Borrowing, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's share of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

         (a) Not later than 1:00 P.M. (New York City time) on the date of each Borrowing, each Bank shall (except as provided in subsection (c) of this Section) make available its share of such Borrowing, in Federal or other funds immediately available in New York City, to the Agent at its address referred to in Section 10.01. Unless any applicable condition specified in Article 3 has not been satisfied, as determined by the Agent in accordance with Article 3, the Agent will make the funds so received from the Banks immediately available to the Borrower at the Agent's aforesaid address.

         (b) If any Bank makes a new Loan hereunder on a day on which the Borrower is to repay all or any part of an outstanding Loan from such Bank, such Bank shall apply the proceeds of its new Loan to make such repayment and only an amount equal to the difference (if any) between the amount being borrowed by the Borrower and the amount being repaid shall be made available by such Bank to the Agent as provided in subsection (b) of this Section, or remitted by the Borrower to the Agent as provided in Section 2.12, as the case may be.

         (c) Unless the Agent shall have received notice from a Bank prior to the date of any Borrowing (or, in the case of a Base Rate Borrowing, prior to Noon (New York City time) on the date of such Borrowing) that such Bank will not make available to the Agent such Bank's share of such Borrowing, the Agent may assume that such Bank has made such share available to the Agent on the date of such Borrowing in accordance with subsections (b) and (c) of this Section 2.04 and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Agent, such Bank and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at (i) in the case of the Borrower, a rate per annum equal to the higher of the Federal Funds Rate and the interest rate applicable thereto pursuant to Section 2.07 and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan included in such Borrowing for purposes of this Agreement. If the Borrower shall have repaid such corresponding amount of such Bank, such Bank shall reimburse the Borrower for any loss on account thereof incurred by the Borrower. Nothing contained in the foregoing shall be construed as relieving a Bank of its obligation to fund a Loan when required under the terms of this Agreement.

         Section 2.05. Notes. 4. The Loans of each Bank may, at the request of such Bank, be evidenced by a single Note payable to the order of such Bank for the account of its Applicable Lending Office in an amount equal to the aggregate unpaid principal amount of such Bank's Loans.

         (a) Each Bank may, by notice to the Borrower and the Agent, request that its Loans of a particular type be evidenced by a separate Note in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Note shall be in substantially the form of Exhibit A hereto with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant type. Each reference in this Agreement to a "Note" or the "Notes" of such Bank shall be deemed to refer to and include any or all of such Notes, as the context may require.

         (b) Upon receipt of each Bank's Notes pursuant to Section 3.01, the Agent shall forward such Notes to such Bank. Each Bank shall record the date, amount and type of each Loan made by it and the date and amount of each payment of principal made with respect thereto, and may, if such Bank so elects in connection with any transfer or enforcement of its Note, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding; provided that the failure of any Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Notes or any other Loan Document. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Notes and to attach to and make a part of any Note a continuation of any such schedule as and when required.

         (c) Loans made by each Bank and not evidenced by a Note shall be evidenced by one or more accounts or records maintained by such Bank and by the Agent in the ordinary course of business. The accounts or records maintained by the Agent and each Bank shall be conclusive absent manifest error of the amount of the Loans made by the Banks to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Loans.

         Section 2.06. Maturity of Loans. Each Loan shall mature, and the principal amount thereof shall be due and payable, together with accrued interest thereon, on the Termination Date.

         Section 2.07. Interest Rates. 5. Each Domestic Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the sum of the Base Rate Margin plus the Base Rate for such day. Such interest shall be payable quarterly in arrears on the last day of each calendar quarter and, with respect to the principal amount of any Domestic Loan converted to a Euro-Dollar Loan, on each date a Domestic Loan is so converted. Any overdue principal of or interest on any Domestic Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate otherwise applicable to Domestic Loans for such day.

         "Base Rate Margin" means a rate per annum equal to 2.50%.

         (a) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Euro-Dollar Margin plus the applicable Adjusted London Interbank Offered Rate. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof.

         The "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (i) the applicable London Interbank Offered Rate by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

         "Euro-Dollar Margin" means a rate per annum equal to 3.50%.

         The "London Interbank Offered Rate" applicable to any Interest Period means:

                  (i) the rate per annum equal to the rate determined by the Agent to be the offered rate that appears on the page of the Telerate screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate for deposits in dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 A.M. (London time) two Euro-Dollar Business Days prior to the first day of such Interest Period, or

                  (ii) if the rate referenced in the preceding clause (i) does not appear on such page or service or such page or service shall cease to be available, the rate per annum equal to the rate determined by the Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 A.M. (London time) two Euro-Dollar Business Days prior to the first day of such Interest Period, or

                  (iii) if the rates referenced in the preceding clauses (i) and (ii) are not available, the rate per annum determined by the Agent as the rate of interest at which deposits in dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Euro-Dollar Loan being made, continued or converted by Bank of America, N.A., and with a term equivalent to such Interest Period, would be offered by Bank of America, N.A.'s London Branch to major banks in the London interbank eurodollar market at their request at approximately 4:00 P.M. (London time) two Euro-Dollar Business Days prior to the first day of such Interest Period.

         "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

         (b) Any overdue principal of or interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment, at a rate per annum equal to the sum of 2% plus the higher of (i) the Euro-Dollar Margin plus the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (x) the rate per annum at which one day (or, if such amount due remains unpaid more than three Euro-Dollar Business Days, then for such other period of time not longer than six months as the Agent may select) deposits in dollars in an amount approximately equal to such overdue payment due to Bank of America, N.A. are offered to Bank of America, N.A., in the London interbank market for the applicable period determined as provided above by (y)
1.00 minus the Euro-Dollar Reserve Percentage (or, if the circumstances described in clause (a) or (b) of Section 8.01 shall exist, at a rate per annum equal to the sum of 2% plus the rate applicable to Domestic Loans for such day) and (ii) the sum of the Euro-Dollar Margin plus the Adjusted London Interbank Offered Rate applicable to such Loan at the date such payment was due.

         (c) The Agent shall determine each interest rate applicable to the Loans hereunder. The Agent shall give prompt notice to the Borrower and the Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

         Section 2.08. Commitment Fees. The Company shall pay to the Agent for the account of the Banks ratably a commitment fee at a rate per annum equal to 0.25%. Such commitment fee shall accrue from and including the Closing Date to but excluding the Termination Date (or earlier date of termination of the Commitments in their entirety), on the daily actual aggregate amount of the unused Commitments, and shall be payable quarterly in arrears on the last day of each calendar quarter and upon the date of termination of the Commitments in their entirety.

         Section 2.09. Termination or Reduction of Commitments. 6. Optional Reductions. During the Revolving Credit Period, the Company may, upon at least three Domestic Business Days' notice to the Agent, (i) terminate the Commitments at any time, if no Loans are outstanding at such time or (ii) ratably reduce from time to time by an aggregate amount of $25,000,000 or any larger multiple of $5,000,000, the aggregate amount of the Commitments in excess of the aggregate outstanding principal amount of the Loans.

         (a) Scheduled Reductions. On each Scheduled Commitment Reduction Date, the Commitments will be permanently reduced by the Commitment Reduction Amount applicable to such Scheduled Commitment Reduction Date. Each reduction pursuant to this subsection (b) shall be applied to reduce ratably the

Commitments of all the Banks. For purposes of this subsection (b), the following defined terms have the following meanings:

         "Scheduled Commitment Reduction Date" means each of December 1, 2003, June 1, 2004 and December 1, 2004.

         "Commitment Reduction Amount" means, with respect to each Scheduled Commitment Reduction Date, the amount set forth below opposite such Scheduled Commitment Reduction Date:

--------------------------------------------------------------------------------
    Scheduled Commitment                               Amount
       Reduction Date

--------------------------------------------------------------------------------
      December 1, 2003             The lesser of (i) $500,000,000 and (ii) such
                                   amount as shall be necessary such that, after
                                   giving effect to the reduction of the
                                   Commitments, the aggregate amount of the
                                   Commitments equals  not more than
                                   $2,000,000,000
--------------------------------------------------------------------------------
        June 1, 2004               The lesser of (i) $500,000,000 and (ii) such
                                   amount as shall be necessary such that, after
                                   giving effect to the reduction of the
                                   Commitments, the aggregate amount of the
                                   Commitments equals not more than
                                   $1,500,000,000
--------------------------------------------------------------------------------
      December 1, 2004             The lesser of (i) $400,000,000 and (ii) such
                                   amount as shall be necessary such that, after
                                   giving effect to the reduction of the
                                   Commitments, the aggregate amount of the
                                   Commitments equals not more than
                                   $1,250,000,000
--------------------------------------------------------------------------------

         (b) Other Mandatory Reductions. 7. On the third Euro-Dollar Business Day after any date on which any Net Proceeds are received by or on behalf of any Prepayment Party in respect of any Prepayment Event, the Commitments will be permanently reduced as follows:

                  (1) until the aggregate amount of the Commitments is less than or equal to $1,250,000,000, the Commitments will be permanently reduced by an amount equal to 66 2/3% of the Net Proceeds in respect of any Prepayment Event which is a Company Qualifying Asset Sale (other than a Company Qualifying Asset Sale which is consummated by Wireless or the assets being sold, transferred or being otherwise disposed of pursuant thereto are Wireless Assets, which Asset Sale shall be governed by clause (2) below); provided that the Commitments will not be permanently reduced pursuant to this clause (1) by an amount in excess of $1,354,302,016 as a result of the receipt of the first $3,000,000,000 in Net Proceeds from a Qualifying Dexter Asset Sale;

                  (2) (x) until the aggregate amount of the Commitments is less than or equal to $1,250,000,000, the Commitments will be permanently reduced by an amount equal to 100% of the Net Proceeds in respect of any Prepayment Event which is a Corp. Qualifying Asset Sale or a Company Qualifying Asset Sale which is consummated by Wireless or the assets being sold, transferred or being otherwise disposed of pursuant thereto are Wireless Assets and (y) thereafter, the Commitments will be permanently reduced by an amount equal to 50% of the Net Proceeds in respect of any Prepayment Event which is a Corp. Qualifying Asset Sale or a Company Qualifying Asset Sale which is consummated by Wireless or the assets being sold, transferred or being otherwise disposed of pursuant thereto are Wireless Assets; and

                  (3) (x) until the aggregate amount of the Commitments is less than or equal to $1,250,000,000 (in the case of Capital Market Events consummated by a Corp. Company, a QwestDex Company or a Wireless Capital Markets Event) or (y) until the aggregate amount of the Commitments is less than or equal to $2,000,000,000 (in the case of any other Capital Market Events), the Commitments will be permanently reduced by an amount equal to 66 2/3% of the Net Proceeds in respect of any Prepayment Event which is a Capital Market Event.

                  (i) Each reduction pursuant to this subsection (c) shall be applied to reduce ratably the Commitments of all the Banks.

         Section 2.10. Method of Electing Interest Rates. 8. The Loans included in each Borrowing shall bear interest initially at the type of rate specified by the Borrower in the applicable Notice of Borrowing. Thereafter, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Group of Loans (subject in each case to the provisions of Article 8), as follows:

                  (i) if such Loans are Domestic Loans, the Borrower may elect to convert such Loans to Euro-Dollar Loans as of any Euro-Dollar Business Day; and

                  (ii) if such Loans are Euro-Dollar Loans, the Borrower may elect to convert such Loans to Domestic Loans or elect to continue such Loans as Euro-Dollar Loans for an additional Interest Period, in each case effective on the last day of the then current Interest Period applicable to such Loans.

Each such election shall be made by delivering a notice (a "Notice of Interest Rate Election") to the Agent at least three Euro-Dollar Business Days before the conversion or continuation selected in such notice is to be effective. A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans; provided that (i) such portion is allocated ratably among the Loans comprising such Group and (ii) the portion to which such Notice applies, and the remaining portion to which it does not apply, are each $25,000,000 or any larger multiple of $5,000,000.

         (b)      Each Notice of Interest Rate Election shall specify:

                  (i) the Group of Loans (or portion thereof) to which such notice applies;

                  (ii) the date on which the conversion or continuation selected in such notice is to be effective, which shall comply with the applicable clause of subsection (a) above;

                  (iii) if the Loans comprising such Group are to be converted, the new type of Loans and, if such new Loans are Euro-Dollar Loans, the duration of the initial Interest Period applicable thereto; and

                  (iv) if such Loans are to be continued as Euro-Dollar Loans for an additional Interest Period, the duration of such additional Interest Period.

Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of Interest Period.

         (c) Upon receipt of a Notice of Interest Rate Election from the Borrower pursuant to subsection (a) above, the Agent shall promptly notify each Bank of the contents thereof and such notice shall not thereafter be revocable by the Borrower. If the Borrower fails to deliver a timely Notice of Interest Rate Election to the Agent for any Group of Euro-Dollar Loans, such Loans shall be converted into Domestic Loans on the last day of the then current Interest Period applicable thereto.

         Section 2.11.  Prepayments.

         (a) Subject in the case of any Euro-Dollar Loans to Section 2.13, the Borrower may, upon at least one Domestic Business Day's notice to the Agent, prepay the Group of Domestic Loans, or, upon three Euro-Dollar Business Days' notice to the Agent, prepay any Group of Euro-Dollar Loans, in each case in whole at any time, or from time to time in part in amounts aggregating $25,000,000 or any larger multiple of $5,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment.

         (b) Upon receipt of a notice of prepayment pursuant to this Section or Section 2.16, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such prepayment and such notice shall not thereafter be revocable by the Borrower or the Company. Each such prepayment shall be applied to prepay ratably the Loans of the several Banks included in the relevant Group or Borrowing.

         (c)      On the date of any reduction of Commitments pursuant to
Section 2.09, the Borrower shall repay such principal amount (together with accrued interest thereon) of outstanding Loans, if any, as may be necessary so that after such repayment the aggregate outstanding principal amount of all outstanding Loans does not exceed the aggregate amount of the Commitments as then reduced. Each prepayment of the Loans pursuant to this subsection (c) shall be applied to prepay ratably the Loans of all the Banks, and shall be applied to prepay such Group or Groups of Loans as shall have been designated in the applicable notice (or, if no such designation shall have been made, as the Agent shall select in its discretion).

         Section 2.12. General Provisions as to Payments. 9. The Borrower shall make each payment of principal of, and interest on, the Loans and of fees and other amounts payable hereunder, not later than 12:00 Noon (New York City time) on the date when due, in Federal or other funds immediately available in New York City, without off set or counterclaim, to the Agent at its address referred to in Section 10.01. The Agent will promptly distribute to each Bank its ratable share of each such payment received by the Agent for the account of the Banks. Whenever any payment of principal of, or interest on, the Domestic Loans or of fees or other amounts payable hereunder shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day.

         (a) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due from the Borrower to the Banks hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Borrower shall not have so made such payment, each Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the Federal Funds Rate.

         Section 2.13. Funding Losses. If the Borrower makes any payment of principal with respect to any Euro-Dollar Loan or any Euro-Dollar Loan is converted to a Domestic Loan (pursuant to Article 2, 6 or 8 or otherwise) on any day other than the last day of an Interest Period applicable thereto, or the last day of an applicable period fixed pursuant to Section 2.07(b), or if the Borrower fails to borrow, convert, continue or prepay any Euro-Dollar Loans after notice has been given to any Bank in accordance with 3, 2.11(a) or 2.16 the Company shall reimburse each Bank within 15 days after written demand for any resulting loss or expense incurred by it (or by an existing or prospective Participant in the related Loan), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or conversion or failure to borrow or prepay, provided that such Bank shall have delivered to the Company a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error. Any Bank requesting compensation pursuant to this Section 2.13 shall notify the Borrower of such request on or before the date that is three Euro-Dollar Business Days after the event giving rise to such request.

         Section 2.14. Computation of Interest and Fees. Interest based on the Prime Rate hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and fees hereunder shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

         Section 2.15. Change of Control. If a Change of Control shall occur, the Company will, within ten days after the occurrence thereof, give each Bank notice thereof, which notice shall describe in reasonable detail the facts and circumstances giving rise thereto and shall specify an Optional Termination Date for purposes of this Section (the "Optional Termination Date") which date shall not be less than 30 nor more than 60 days after the date of such notice. Each Bank may, by notice to the Company and the Agent given not less than three

Domestic Business Days prior to the Optional Termination Date, terminate its Commitment (if any), which shall thereupon be terminated, and declare the Note held by it (together with accrued interest thereon) and any other amounts payable hereunder for its account to be, and such Note and such other amounts shall thereupon become, due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company and the Borrower, in each case effective on the Optional Termination Date.

         A "Change of Control" shall occur if any person or group of persons (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended), other than Philip F. Anschutz, Anschutz Company or any of their Affiliates, obtain ownership or control (whether in one transaction or one or more series of transactions) of more than 50% of the outstanding shares of common stock of the Company or of the shares of the Company entitled to vote on the election of members of the board of directors of the Company.

         Section 2.16. Notice of Prepayment Events. The Company shall notify the Agent by telephone (confirmed by telecopy) of the proposed consummation of any Prepayment Event (and the corresponding reduction of the Commitments pursuant to Section 2.09, if any, and prepayment of the Loans pursuant to
Section 2.11, if any), not later than 10:30 a.m., New York City time, on the date of the proposed consummation thereof. Each such notice shall be irrevocable and shall specify (i) the date of consummation of the applicable Prepayment Event, (ii) a reasonably detailed calculation of the Net Proceeds thereof, and
(iii) the amount of the reduction of the Commitments and prepayment of the Loans as a result of such Prepayment Event. Upon receipt of a notice of a Prepayment Event pursuant to this subsection, the Agent shall promptly notify each Bank of the contents thereof.

                                    ARTICLE 3
                                   CONDITIONS

         Section 3.01. Closing. The closing hereunder shall occur upon receipt by the Agent (or its counsel) of the following (in the case of any document, dated the Closing Date unless otherwise indicated):

         (a) duly executed counterparts hereof signed by each of the Borrower, the Guarantors, the Banks and the Agent (or, in the case of any party as to which an executed counterpart shall not have been received, written evidence satisfactory to the Agent (which may include telecopy transmission of a signed signature page) that such party has signed a counterpart hereof);

         (b) a duly executed Note for the account of each Bank requesting a Note dated on or before the Closing Date complying with the provisions of
Section 2.05;

         (c) (i) duly executed counterparts of the Security and Pledge Agreement and (ii) evidence satisfactory to the Agent that the Collateral and Guaranty Requirement shall have been satisfied;

         (d) duly executed counterparts of the Qwest Assignment and Assumption Agreement;

         (e) opinions of Yash Rana, associate general counsel of the Company, O'Melveny & Myers LLP, special counsel to the Loan Parties, Holme Roberts & Owen LLP, special counsel to the Loan Parties, and Hogan and Hartson, L.L.P., special regulatory counsel to the Loan Parties, covering the matters set forth in Exhibit D-1, D-2, D-3 and D-4 hereto, respectively, and such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

         (f) an opinion of Davis Polk & Wardwell, special counsel for the Agent, substantially in the form of Exhibit E hereto;

         (g) evidence satisfactory to the Agent of the payment of all fees and other amounts payable to the Agent for the account of the Banks or the Agent on or prior to the Closing Date, including, to the extent invoiced, reimbursement of all out-of-pocket expenses (including, without limitation, legal fees and expenses) required to be reimbursed or paid by the Borrower or the Company hereunder;

         (h) evidence satisfactory to the Agent of the retention by Davis Polk & Wardwell, special counsel to the Agent, of a financial advisor pursuant to terms and conditions reasonably acceptable to the Company, the Borrower and the Agent;

         (i) evidence satisfactory to the Agent of the receipt by each Bank, for its own account, of an amendment fee in an amount equal to 0.60% of such Bank's Commitment as in effect on the Closing Date;

         (j)      a solvency certificate substantially in the form of Exhibit H;

         (k) (i) a copy of the QwestDex Intercompany Note, the QwestDex Inc. Intercompany Note and the Wireless Note and each other note in existence on the Closing Date evidencing Debt owed by the Company, the Borrower, any Corp. Company or any QwestDex Company to the Company or any Subsidiary and outstanding on the Closing Date, (ii) a certificate of the Assistant Treasurer of Capital Funding certifying that Capital Funding has delivered pursuant to clause (i) a copy of each note described in clause (i) and that each such copy is a true, correct and complete copy of the original note as in effect on the Closing Date and (iii) evidence satisfactory to the Agent that each of the QwestDex Intercompany Note and the QwestDex Inc. Intercompany Note is subordinated to the Loans and the Guarantees hereunder on terms and conditions satisfactory to the Agent; and

         (l) all documents the Agent may reasonably request relating to the existence of the Company and its Subsidiaries, the corporate authority for and the validity of the Loan Documents, and any other matters relevant hereto, all in form and substance satisfactory to the Agent.

         The Agent shall promptly notify the Company and the Banks of the Closing Date, and such notice shall be conclusive and binding on all parties hereto.

         Section 3.02. All Borrowings. The obligation of any Bank to make a Loan on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

         (a) the fact that the Closing Date shall have occurred on or prior to September 5, 2002;

         (b)      receipt by the Agent of a Notice of Borrowing as required by
Section 2.02;

         (c) the fact that, immediately before and after such Borrowing, the aggregate outstanding principal amount of the Loans will not exceed the lesser of (i) the aggregate amount of the Commitments and (ii) the maximum amount of "Debt" (as defined in each of the Company Indentures) permitted under
Section 1011(b)(ii) of the Company Indentures, in each case at such time;

         (d) the fact that, immediately before and after such Borrowing, no Default shall have occurred and be continuing; and

         (e) the fact that the representations and warranties of the Loan Parties contained in the Loan Documents shall be true (or, with respect to any representation and warranty which is not qualified by materiality or material adverse effect, shall be true in all material respects) on and as of the date of such Borrowing, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true (or, with respect to any such representation and warranty which is not qualified by materiality or material adverse effect, shall be true in all material respects) on and as of such earlier date.

         Each Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the facts specified in clauses (c), (d) and (e) of this Section.

         Section 3.03. Effect of Occurrence of Closing Date. Effective on and as of the Closing Date:

         (a) without further action by any of the parties thereto, the Existing Agreement will be automatically amended and restated in its entirety to read as this Agreement reads;

         (b) the rights and obligations of the parties hereto shall be governed by the provisions hereof. The rights and obligations of the parties with respect to the period before the Closing Date shall continue to be governed by the provisions thereof as in effect before the Closing Date;

         (c) Capital Funding shall cease to be a "Borrower" under this Agreement and shall be released from all of its obligations as a borrower under the Existing Agreement and under the promissory notes issued by it pursuant to the Existing Agreement and, by executing a counterpart hereof, each Bank consents to the assignment and assumption made pursuant to the Qwest Assignment and Assumption Agreement;

         (d) Qwest Services Corporation shall be bound by all of the provisions of this Agreement and shall be the sole "Borrower" hereunder; and

         (e) each Bank shall have a Commitment in the amount set forth in the Commitment Schedule opposite its name under the heading "Commitment" and shall have Loans outstanding to the Borrower in the aggregate principal amount set forth in the Commitment Schedule opposite its name under the heading "Outstanding Loans".

         Promptly after the Closing Date, each Bank shall return to Capital Funding the promissory notes issued by Capital Funding to such Bank pursuant to the Existing Agreement.

                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

         Each of the Loan Parties party to this Agreement represents and warrants that:

         Section 4.01. Corporate Existence and Power. Each Loan Party is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation, and has all corporate powers and all material governmental licenses, authorizations, qualifications, consents and approvals required to carry on its business as now conducted.

         Section 4.02. Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which it is a party are within such Person's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official except, with respect to the Security and Pledge Agreement and the transactions contemplated thereby, as set forth in the Collateral Documents, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of such Person or of any material agreement (including in any event the Company Indentures and the Qwest Dex Purchase Agreements), judgment, injunction, order, decree or other instrument binding upon such Person or any Significant Subsidiary or result in the creation or imposition of any Lien on any material asset of such Person or any Significant Subsidiary (other than the Liens created by the Collateral Documents).

         Section 4.03. Binding Effect. Each Loan Document (other than the Notes) constitutes a valid and binding agreement of each Loan Party thereto, and the Notes, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Borrower, in each case enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

         Section 4.04.  Financial Information.

         (a) 10. The consolidated balance sheet of the Company and its Consolidated Subsidiaries as of December 31, 2001 and the related consolidated statements of income and cash flows for the fiscal year then ended, reported on by Arthur Andersen LLP and set forth in the Company's 2001 Form 10-K , (ii) the consolidated balance sheet of the Company and its Consolidated Subsidiaries as of March 31, 2002 and the related consolidated statements of income and cash flows for the portion of the Company's fiscal year ended at the end of such quarter and set forth on the Company's Form 10-Q, and (iii) the financial statements set forth in the Company's Form 8-K filed on August 19, 2002, a copy of each of which has been delivered to each of the Banks, taken together, fairly present in all material respects, in conformity with generally accepted accounting principles, the consolidated financial position of the Company and its Consolidated Subsidiaries as of such date specified therein and their consolidated results of operations and cash flows for such period specified therein, except in each case as set forth in the information listed in Schedule 4.04(a) (collectively, the "Supplemental Information") or as modified by the financial statements as of such date or for such period described in clause
(iii) of this subsection 4.04(a) or delivered pursuant to Section 5.01(i) and subject, in the case of the financial statements described in clauses (ii) and
(iii) of this subsection 4.04(a), to changes resulting from audit and year-end adjustments and the absence of footnotes.

         (b) The consolidated balance sheet of the Borrower as of June 30, 2002 and the relating consolidated statement of income for the portion of the Borrower's fiscal year then ended, a copy of which has been delivered to each of the Banks, fairly present in all material respects, in conformity with generally accepted accounting principles, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of the date specified therein and their consolidated results of operations for the period specified therein, except as set forth in the Supplemental Information or as modified by the financial statements as of such date or for such period described in clause
(iii) of subsection 4.04(a) above or delivered pursuant to Section 5.01(i), and subject to changes resulting from audit and year-end adjustments and the absence of footnotes.

         (c) Since March 31, 2002, there has been no material adverse change in the financial position or results of operations of the Company and its Consolidated Subsidiaries, considered as a whole, except as set forth in the Supplemental Information (it being understood that (i) the restatement of the financial statements of the Company or any of its Consolidated Subsidiaries with respect to any fiscal period, or as of any date, ended on or prior to March 31, 2002 and (ii) the facts or events disclosed to the Banks prior to the Closing Date as the facts or events necessitating such restatement shall not, in and of themselves, constitute a material adverse change in the financial position or results of operations of the Company and its Consolidated Subsidiaries, considered as a whole).

         Section 4.05. Litigation. Except as disclosed in the Company's 2001 Form 10-K and as specifically identified in Schedule 4.05, there is no action, suit or proceeding pending, or to the knowledge of the Company threatened, against the Company or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which would materially adversely affect the consolidated financial position or consolidated results of operations of the Company and its Consolidated Subsidiaries, considered as a whole, or which in any manner draws into question the validity of any Loan Document.

         Section 4.06. Compliance with ERISA. Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan, except where failure to comply would not have a material adverse effect on the consolidated financial position or consolidated results of operations of the Company and its Consolidated Subsidiaries, considered as a whole. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, in either case which has resulted or could reasonably be expected to result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

         Section 4.07. Environmental Matters. 11. The operations of the Company and each of its Subsidiaries comply in all respects with all Environmental Laws except such non-compliance which would not (if enforced in accordance with applicable law) reasonably be expected to result, individually or in the aggregate, in a material adverse effect on the financial position or results of operations of the Company and its Consolidated Subsidiaries, considered as a whole.

         (a) Except as specifically identified in Schedule 4.07, the Company and each of its Subsidiaries have obtained all material licenses, permits, authorizations and registrations required under any Environmental Laws ("Environmental Permits") necessary for their respective operations, and all such Environmental Permits are in good standing, and the Company and each of its Subsidiaries is in compliance with all material terms and conditions of such Environmental Permits.

         (b) Except as specifically identified in Schedule 4.07, there are neither any conditions or circumstances known to the Company which may give rise to any claims or liabilities respecting any Environmental Laws or Hazardous Substances arising from the operations of the Company or its Subsidiaries (including, without limitation, off-site liabilities), nor any additional costs of compliance with Environmental Laws, which collectively have an aggregate potential liability in excess of $50,000,000.

         Section 4.08. Taxes. United States Federal income tax returns of the Company and its Subsidiaries have been examined and closed through the fiscal year ended December 31, 1992. The Company and its Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company or any Subsidiary, except for taxes the amount, applicability or validity of which is being contested in good faith by appropriate proceedings. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Company, adequate.

         Section 4.09. Subsidiaries. 12. Each of the Company's corporate Significant Subsidiaries (including, but not limited to, the Borrower) is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, qualifications, consents and approvals required to carry on its business as now conducted.

         (a) Schedule 4.09 lists each QwestDex Company that exists on the Closing Date. Each QwestDex Company is a "Guarantor" hereunder.

         Section 4.10. Not an Investment Company. No Loan Party is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         Section 4.11. Full Disclosure. All written information heretofore furnished by any Loan Party to the Agent or any Bank for purposes of or in connection with the Loan Documents or any transaction contemplated hereby is, and all such information hereafter furnished by any Loan Party to the Agent or any Bank will be, true and accurate in all material respects on the date as of which such information is stated or certified, in each case in light of the circumstances in which the same were made and subject to the public disclosures made in the Supplemental Information. Any projections or pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed by the applicable Loan Party to be reasonable at the time they were made, it being recognized that such projections are not to be viewed as facts and that actual results may differ and such differences may be material.

         Section 4.12. Solvency. On the Closing Date, immediately after giving effect to the transactions contemplated herein (including without limitation the assumption of the Loans pursuant to the Qwest Assignment and Assumption Agreement and the application of the proceeds of any Loans made on the Closing
Date) (a) the fair value of the assets of each Loan Party, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise,
(b) the present fair saleable value of the properties of each Loan Party will exceed the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (c) each Loan Party will be able to pay its debts and other liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, and (d) no Loan Party will have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and proposed to be conducted after the Closing Date.

                                    ARTICLE 5
                                    COVENANTS

         The Company agrees that, so long as any Bank has any Commitment hereunder or any Loan or any other amount payable under any Loan Document remains unpaid:

         Section 5.01. Information. The Company will deliver to the Agent for distribution to each of the Banks:

         (a) (i) as soon as available and in any event within 90 days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of income and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on in a manner acceptable to the Securities and Exchange Commission by KPMG or other independent public accountants of nationally recognized standing, (ii) as soon as available and in any event within 90 days after the end of each fiscal year of Corp., a consolidated balance sheet of Corp. and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of income and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on in a manner acceptable to the Securities and Exchange Commission by KPMG or other independent public accountants of nationally recognized standing, (iii) as soon as available and in any event within 90 days after the end of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of income and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on in a manner acceptable to the Securities and Exchange Commission by KPMG or other independent public accountants of nationally recognized standing, and (iv) as soon as available and in any event within 90 days after the end of each fiscal year of QwestDex (but only until such time as substantially all of the assets of the QwestDex Companies have been sold or otherwise disposed of to a third party), a consolidated balance sheet of QwestDex and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of income and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on in a manner acceptable to the Securities and Exchange Commission by KPMG or other independent public accountants of nationally recognized standing; provided that, with respect to any set of financial statements required of the Company, the Borrower or Corp. to be delivered pursuant to this subsection (a) prior to the Restatement Date, the relevant Loan Party may, by notice to the Agent, elect (one time only with respect to any set of financial statements of such Loan Party) that the date on which such financial statements are required to be delivered be extended to the earlier of (x) the date on which any filing is made with the Securities and Exchange Commission which filing includes such financial statements and (y) the date specified in such notice (which date shall be no later than the date which is 135 days after the end of the relevant fiscal year of such Loan Party) and, upon receipt of such notice, such date of delivery shall be extended to the earlier of the date described in clause (x) and the date set forth in such notice (and during the period of such extension, until such financial statements are delivered in accordance with this subsection (a), no Bank shall have any obligation to make any Loan and the Borrower shall not request that any Loan be made (it being understood that upon delivery of such financial statements, each Bank shall be obligated to make Loans hereunder subject to the terms and conditions set forth herein));

         (b) (i) as soon as available and in any event within 50 days after the end of each of the first three quarters of each fiscal year of the Company (beginning with the fiscal quarter ended September 30, 2002), a consolidated balance sheet of the Company and its Consolidated Subsidiaries as of the end of such quarter and the related consolidated statements of income and cash flows for such quarter and for the portion of the Company's fiscal year ended at the end of such quarter, setting forth in the case of such statements of income and cash flows in comparative form the figures for the corresponding quarter and the corresponding portion of the Company's previous fiscal year, all certified (subject to normal year-end adjustments) as to fairness of presentation, generally accepted accounting principles and consistency by the chief financial officer or the chief accounting officer of the Company, (ii) as soon as available and in any event within 50 days after the end of each of the first three quarters of each fiscal year of Corp. (beginning with the fiscal quarter ended September 30, 2002), a consolidated balance sheet of Corp. and its Consolidated Subsidiaries as of the end of such quarter and the related consolidated statements of income and cash flows for such quarter and for the portion of Corp.'s fiscal year ended at the end of such quarter, setting forth in the case of such statements of income and cash flows in comparative form the figures for the corresponding quarter and the corresponding portion of Corp's previous fiscal year, all certified (subject to normal year-end adjustments) as to fairness of presentation, generally accepted accounting principles and consistency by the chief financial officer or the chief accounting officer of Corp., (iii) as soon as available and in any event within 50 days after the end of each of the first three quarters of each fiscal year of the Borrower (beginning with the fiscal quarter ended September 30, 2002), a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such quarter and the related consolidated statements of income and cash flows for such quarter and for the portion of the Borrower's fiscal year ended at the end of such quarter, setting forth in the case of such statements of income and cash flows in comparative form the figures for the corresponding quarter and the corresponding portion of the Borrower's previous fiscal year, all certified (subject to normal year-end adjustments) as to fairness of presentation, generally accepted accounting principles and consistency by the chief financial officer or the chief accounting officer of the Borrower and (iv) as soon as available and in any event within 50 days after the end of each of the first three quarters of each fiscal year of QwestDex (beginning with the fiscal quarter ended September 30, 2002) (but only until such time as substantially all of the assets of the QwestDex Companies have been sold or otherwise disposed of to a third party), a consolidated balance sheet of QwestDex and its Consolidated Subsidiaries as of the end of such quarter and the related consolidated statements of income and cash flows for such quarter and for the portion of QwestDex's fiscal year ended at the end of such quarter, setting forth in the case of such statements of income and cash flows in comparative form the figures for the corresponding quarter and the corresponding portion of QwestDex's previous fiscal year, all certified (subject to normal year-end adjustments) as to fairness of presentation, generally accepted accounting principles and consistency by the chief financial officer or the chief accounting officer of QwestDex; provided that, with respect to any set of financial statements required of the Company, the Borrower or Corp. to be delivered pursuant to this subsection (b) prior to the Restatement Date, the relevant Loan Party may, by notice to the Agent, elect (one time only with respect to any set of financial statements of such Loan Party) that the earlier of (x) the date on which any filing is made with the Securities and Exchange Commission which filing includes such financial statements and (y) the date on which such financial statements are required to be delivered be extended to the date specified in such notice (which date shall be no later than the date which is 95 days after the end of the relevant fiscal quarter of such Loan Party) and, upon receipt of such notice, such date of delivery shall be extended to the earlier of the date described in clause (x) and the date set forth in such notice (and during the period of such extension, until such financial statements are delivered in accordance with this subsection (b), no Bank shall have any obligation to make any Loan and the Borrower shall not request that any Loan be made (it being understood that upon delivery of such financial statements, each Bank shall be obligated to make Loans hereunder subject to the terms and conditions set forth herein));

         (c) (1) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate of the chief financial officer (or such officer's designee, designated in writing by such officer) or the chief accounting officer of the Company, Corp., the Borrower or QwestDex, as applicable (but only, with respect to QwestDex, in each case until such time as substantially all of the assets of the QwestDex Companies have been sold or otherwise disposed of to a third party), (i) (x) in the case of financial statements of the Company, setting forth in reasonable detail the calculations required to establish whether the Company was in compliance with the requirements of Sections 14, 5.07, 5.10, 5.12, and 5.13 on the date of such financial statements and (y) in the case of financial statements of Corp., setting forth in reasonable detail the calculations required to establish whether Corp. was in compliance with the requirements of Section 5.06(a) on the date of such financial statements, (ii) describing in reasonable detail the investments of the type described in 17 of the relevant Loan Party and its Subsidiaries outstanding on the date of such financial statements, and (iii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Company, Corp., the Borrower or QwestDex, as applicable, is taking or proposes to take with respect thereto, and (2) in any event no later than 90 days after the end of each fiscal year of the Company, Corp., the Borrower and QwestDex and 50 days after the end of each fiscal quarter of the Company, Corp., the Borrower and QwestDex (but only, with respect to QwestDex, in each case until such time as substantially all of the assets of the QwestDex Companies have been sold or otherwise disposed of to a third party), a certificate of the chief financial officer (or such officer's designee, designated in writing by such officer) or the chief accounting officer of the Company (i) setting forth in reasonable detail the calculations required to establish whether the Company was in compliance with the requirements of Sections 5.07, 5.10, 5.12, and 5.13 on the last day of such fiscal year or fiscal quarter, as applicable and (ii) stating whether any Default exists on the date of such certificate (other than any Default as a result of a breach of Section 5.06, which any certificate delivered pursuant to this clause (2) shall not be required to address) and, if any Default then exists, setting forth the details thereof and the action which the Company is taking or proposes to take with respect thereto;

         (d) within five Domestic Business Days after any officer of the Company or the Borrower obtains knowledge of any Default, if such Default is then continuing, a certificate of the chief financial officer or the chief accounting officer of the Company or the Borrower setting forth the details thereof and the action which the Company or the Borrower is taking or proposes to take with respect thereto;

         (e) promptly upon the mailing thereof to the shareholders of the Company generally, copies of all financial statements, reports and proxy statements so mailed;

         (f) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) (other than any amendment on Form 8-K the sole purpose of which is to file exhibits relating to Existing Debt meeting the requirements of clause

(ii) of the definition of Debt) which the Company shall have filed with the Securities and Exchange Commission;

         (g) if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under
Section 412 of the Internal Revenue Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement, in either case which has resulted or could reasonably be expected to result in the imposition of a Lien or the posting of a bond or other security, a certificate of the chief financial officer or the chief accounting officer of the Company setting forth details as to such occurrence and action, if any, which the Company or applicable member of the ERISA Group is required or proposes to take;

         (h) upon delivery of any financial statements or other financial information to the holders of any QwestDex Term Debt, without duplication of any statements or information otherwise delivered hereunder, copies of any such statements or information;

         (i) as soon as available, the restated consolidated financial statements of the Company and Corp., for any date, or any period, ended prior to the Closing Date, such statements to be audited by KPMG (but only if they relate to a period with respect to which audited financial statements have been previously issued) and to be reported on by KPMG in a manner acceptable to the Securities and Exchange Commission; and

         (j) from time to time such additional information regarding the financial position or business of the Company and its Subsidiaries and the

Borrower and its Subsidiaries as the Agent, at the request of any Bank, may reasonably request.

Information required to be delivered pursuant to clauses 5.01(a), (b), (e) or
(f) above shall be deemed to have been delivered on the date on which the Company provides notice to the Banks that such information has been posted on the Company's website on the Internet at the website address listed on the signature pages hereof, at sec.gov/edaux/searches.htm or at another website identified in such notice and accessible by the Banks without charge; provided that (i) such notice may be included in a certificate delivered pursuant to clause 5.01(c) and (ii) the Company shall deliver paper copies of the information referred to in clauses 5.01(a), (b), (e) or (f) to any Bank which requests such delivery.

         Section 5.02. Maintenance of Property; Insurance. 13. The Company will keep, and will cause each other Loan Party and each Significant Subsidiary to keep, all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

         (a) The Company will maintain, and will cause each other Loan Party and each Significant Subsidiary to maintain (either in the name of the Borrower or in such Loan Party's or Significant Subsidiary's own name), with financially sound and responsible insurance companies, insurance on all their respective properties in at least such amounts and against at least such risks (and with such risk retention) as are usually insured against in the same general area by companies of established repute engaged in the same or a similar business; and will furnish to the Banks, upon request from the Agent, information presented in reasonable detail as to the insurance so carried; provided that, in lieu of any such insurance, the Company and any other Loan Party and any Significant Subsidiary may maintain a system or systems of self-insurance and reinsurance which will accord with sound practices of similarly situated corporations maintaining such systems and with respect to which the Company or such other Loan Party or such Significant Subsidiary will maintain adequate insurance reserves, all in accordance with generally accepted accounting principles and in accordance with sound insurance principles and practice.

         Section 5.03. Maintenance of Existence. The Company will, and will cause each other Loan Party and each Significant Subsidiary to, preserve, renew and keep in full force and effect their respective corporate existence and their respective material rights, privileges, franchises and licenses necessary or desirable in the normal conduct of business.

         Section 5.04. Compliance with Laws. The Company will comply, and will cause each other Loan Party and each Significant Subsidiary to comply, in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, Environmental Laws and ERISA and the rules and regulations thereunder), except where the necessity of compliance therewith is contested in good faith by appropriate proceedings and for which adequate reserves in conformity with generally accepted accounting principles have been established.

         Section 5.05. Inspection of Property, Books and Records. The Company will keep, and will cause each other Loan Party and each Significant Subsidiary to keep, proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and will permit, and will cause each other Loan Party and each Significant Subsidiary to permit, representatives of any Bank at such Bank's expense to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

         Section 5.06. Debt Coverage. 14. Consolidated Debt of the Company and its Consolidated Subsidiaries as of the last day of any fiscal quarter of the Company will not exceed 600% of Consolidated Company EBITDA for the four consecutive fiscal quarters of the Company ending on such date.

         (a) Consolidated Debt of Corp. and its Consolidated Subsidiaries as of the last day of any fiscal quarter of Corp. (other than (i) Debt in a principal amount up to $1,794,210,000 owed by Wireless to Capital Funding and evidenced by the Wireless Note, so long as such Debt is outstanding on the Closing Date and (ii) the Wireless/Borrower Debt) will not exceed 250% of Consolidated Corp. EBITDA for the four consecutive fiscal quarters of Corp. ending on such date.

         Section 5.07. Negative Pledge. Neither the Company nor the Borrower will, and the Company will not permit any Subsidiary to, create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

         (a)      Liens existing on the Closing Date and listed in Schedule
5.07;

         (b) any Lien existing on any asset of any corporation at the time such corporation becomes a Subsidiary and not created in contemplation of such event;

         (c) any Lien on any asset of the Company or any of its Subsidiaries (other than the Borrower) (each, a "Purchase Money Obligor") securing Purchase Money Debt incurred by such Purchase Money Obligor in connection with the purchase of such asset (but not any other Purchase Money Obligor) and permitted under Section 5.12; provided that such Lien attaches to such asset concurrently with or within 180 days after the incurrence of such Purchase Money Debt;

         (d) any Lien on any asset of any corporation existing at the time such corporation is merged or consolidated with or into the Company or a Subsidiary (to the extent any such merger or consolidation is permitted under 15) and not created in contemplation of such event;

         (e) any Lien existing on any asset prior to the acquisition thereof by the Company or a Subsidiary (to the extent such acquisition is permitted under this Agreement) and not created in contemplation of such acquisition;

         (f) any Lien on assets or capital stock of Minor Subsidiaries which secures Debt of Persons which are not Consolidated Subsidiaries in which the Company or any of its Subsidiaries has made investments ("Joint Ventures"), but for the payment of which Debt no other recourse may be had to the Company or any Subsidiaries ("Limited Recourse Debt"), or any Lien on equity interests in a Joint Venture securing Limited Recourse Debt of such Joint Venture;

         (g) any Lien (other than Liens on the Collateral; provided that Liens on any Collateral securing the QwestDex Term Debt shall be permitted pursuant to clauses (ii) and (iii) of subsection 5.07(i) below) arising out of the refinancing, replacement, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses of this Section, provided that such Debt is not increased and is not secured by any additional assets and the refinancing, replacement, extension, renewal or refunding of any such Debt is permitted pursuant to Section 5.12;

         (h) (x) Liens arising in the ordinary course of business which (i) do not secure Debt, (ii) do not secure any obligation in an amount exceeding $100,000,000 and (iii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business, and (y) Liens not described in clause (x) on cash and cash equivalents and securities (other than the Collateral) which Liens secure any obligation with respect to letters of credit or surety bonds, which obligation in each case does not exceed $100,000,000;

         (i) (i) Liens ("Facility Liens") on the Collateral pursuant to the Collateral Documents securing the Revolver Lender Obligations, (ii) Liens on the Collateral consisting of the Corp. Equity Collateral and the QSC Asset Collateral (each as defined in the Security and Pledge Agreement) securing the Term Secured Obligations so long as the Liens described in this clause (ii) shall be junior and subordinated to the Facility Liens, as provided in the Security and Pledge Agreement (or on other terms and conditions reasonably approved by the Agent), (iii) Liens on the Collateral constituting the Holdings Equity Collateral, the Holdings Asset Collateral and the QwestDex Asset Collateral (each as defined in the Security and Pledge Agreement) securing the Term Secured Obligations, which Liens may be senior to the Facility Liens, as provided in the Security and Pledge Agreement (or on other terms and conditions reasonably approved by the Agent), (iv) other Liens on the Collateral securing an aggregate principal or face amount of Debt not to exceed at any time the sum of $3,000,000,000 plus the amount of Debt incurred by the Borrower in reliance on Section 5.12(h) so long as the Liens described in this clause (iv) shall secure Additional Permitted Secured Obligations and be junior and subordinated to the Facility Liens as provided in the Security and Pledge Agreement (or on other terms and conditions satisfactory to the Agent), (v) other Liens on the QwestDex Asset Collateral securing indemnity obligations of the Company, the Borrower and QwestDex Inc. under the QwestDex Purchase Agreements in an aggregate amount not to exceed $100,000,000 so long as the Liens described in this clause (v) shall secure Dex Purchaser Secured Obligations (as defined in the Security and Pledge Agreement) and be junior and subordinated to the Facility Liens and to the Liens described in clause (iii) as provided in the Security and Pledge Agreement (or on other terms and conditions reasonably approved by the Agent) and (vi) Liens on the Collateral securing Revolver Cash Management Obligations (as defined in the Security and Pledge Agreement), if any pursuant to the Security and Pledge Agreement;

         (j) Liens on any assets of any Subsidiary of the Company other than the Borrower, a Corp. Company or a QwestDex Company; and

         (k) Liens (other than Liens on any Collateral) not otherwise permitted by and in addition to the foregoing clauses of this Section 5.07 securing Debt permitted under Section 5.12 (and on terms permitted under Section 5.12).

         Section 5.08. Consolidations, Mergers and Sales of Assets. 15. No Loan Party or any of its Subsidiaries will merge or consolidate with or into any other Person; provided that (i) any Corp. Company may merge with or into any other Corp. Company (other than Wireless), (ii) any QwestDex Company may merge with or into any other QwestDex Company or any Corp. Company (other than Wireless) (so long as a Corp. Company is the Person surviving any such merger); provided that any wholly-owned Subsidiary of QwestDex formed pursuant to a QwestDex Sale Asset Transfer may be merged with and into QwestDex Inc., with QwestDex Inc. as the surviving corporation, (iii) any Foreign Subsidiary may merge or consolidate with or into any other Foreign Subsidiary and (iv) any Subsidiary (other than the Borrower, a QwestDex Company or a Corp. Company, but excluding Wireless) may merge into any other Subsidiary of the Company other than the Borrower, a QwestDex Company or a Corp. Company (other than Wireless); provided that, in the case of clause (i) and (ii), after giving effect to any such merger, no Default has occurred and is continuing.

         (a) The Company will not sell, lease or otherwise transfer, directly or indirectly, all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any other Person; provided that nothing in this subsection (b) shall be construed to prohibit the sale of the Dexter Assets pursuant to and in accordance with the terms of the QwestDex Dexter Purchase Agreement and the Rodney Assets pursuant to and in accordance with the terms of the QwestDex Rodney Purchase Agreement. No Corp. Company will sell, lease or otherwise transfer, directly or indirectly, any of its assets (other than the Wireless Assets) to the Company or any of its Subsidiaries, other than to another Corp. Company (other than Wireless). No QwestDex Company will sell, lease or otherwise transfer, directly or indirectly, any of its assets to the Company or any of its Subsidiaries, other than to another QwestDex Company or to a Corp. Company.

         (b) None of the Company, the Borrower, any Corp. Company or any QwestDex Company shall consummate any Asset Sale unless at least 75% (or, solely in the case of any Asset Sale consummated by a Corp. Company, at least 85%) of the aggregate consideration therefor (other than any portion of such Asset Sale which constitutes an Asset Swap) shall consist of cash payable at closing. Any Corp. Company or QwestDex Company may consummate any Asset Sale that does not satisfy the requirements of the immediately preceding sentence to the extent such Asset Sale is an Asset Swap and, after giving effect thereto, (x) the aggregate amount of assets that have been sold, transferred or otherwise disposed of by the Corp. Companies on or after the Closing Date pursuant to Asset Swaps shall not exceed 10% of the consolidated tangible assets of the Corp. Companies and (y) the aggregate amounts of assets that have been sold, transferred or otherwise disposed of by the QwestDex Companies on or after the Closing Date pursuant to Asset Swaps shall not exceed 10% of consolidated tangible assets of the QwestDex Companies.

         (c) The Company will retain ownership, directly or indirectly, of 100% of the capital stock and the voting power of the Borrower and the Borrower will retain ownership, directly, of 100% of the capital stock and the voting power of Corp.

         Section 5.09. Use of Proceeds. The proceeds of the Loans made under this Agreement will be used by the Borrower for general corporate purposes. None of such proceeds will be used, directly or indirectly, in violation of any applicable law or regulation, and no use of such proceeds will include any use for the purpose, whether immediate, incidental or ultimate, of buying or carrying any Margin Stock.

         Section 5.10.  Restricted Payments and Payments of Certain Other Debt.
16. Neither the Company nor any of its Subsidiaries will declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that (i) any Subsidiary (other than the Borrower) may declare and pay dividends with respect to its Equity Interests, (ii) the Company may make Restricted Payments pursuant to and in accordance with stock or other benefit plans for management or employees of the Company and its Subsidiaries, (iii) the Company may declare and pay dividends required to be paid pursuant to the terms of Equity Interests of the Company issued in a transaction constituting a Prepayment Event and (iv) the Borrower may declare and pay dividends (x) to the extent required to permit the Company and its Subsidiaries to make mandatory interest and principal payments in respect of Subject Debt pursuant to the terms thereof, as such terms may be modified in accordance with the terms of this Agreement, (y) to the extent necessary to enable the Company to pay ordinary course corporate, overhead and operating expenses and any legal, professional and similar fees and expenses of the Company and (z) otherwise, so long as, in the case of this clause (z), after giving effect to any such dividend on any date (a "test date"), the aggregate amount of dividends declared or paid by the Borrower after June 30, 2002 does not exceed consolidated net income of the Borrower for the period starting July 1, 2002 and ending on the last day of the fiscal quarter of the Borrower most recently ended on or prior to such test date (calculated as a single accounting period); provided that, in the case of clause (z), immediately before and after giving effect to any such dividend, no Default has occurred and is continuing.

         (a) Neither the Company nor any of its Subsidiaries will, directly or indirectly (including without limitation through any Person that has received the proceeds of any Investment permitted by Section 5.13), refinance, redeem, retire, purchase, repurchase, acquire, defease, exchange or otherwise make any payment in respect of the principal of any Subject Debt, other than:

                  (i) mandatory interest or principal payments, so long as such payments were required on such dates as of the Closing Date (in the case of Existing Debt) or on the date such Debt was incurred (in the case of other Subject Debt),

                  (ii) exchanges, repurchases and tenders so long as the only consideration therefor is Debt permitted by Sections 5.12(c) and 5.12(j) and cash to the extent permitted by clauses (iv), (v), (vi) and
         (vii) of this subsection 5.10(a),

                  (iii) refinancings, extensions and renewals of Subject Debt with the cash proceeds of Debt permitted to be incurred under Section 5.12(d), (h), (i), (j) and (l) and clause (ii) of the definition of QwestDex Term Debt; provided that (x) in connection therewith, the Company and its Subsidiaries may use cash (in addition to the cash proceeds of such Debt) only to the extent permitted by clauses (iv),

         (v), (vi) and (vii) of this subsection 5.10(a) and (y) until the aggregate amount of the Commitments is $2,000,000,000 or less, any such refinancing of Existing Debt of a Corp. Company shall be permitted only at the maturity thereof,

                  (iv) at any time after the aggregate amount of the Commitments is $2,000,000,000 or less but greater than $1,250,000,000, any payments with respect to Existing Debt of any Corp. Company that on the Closing Date is scheduled to mature no later than June 30, 2003 (the "2003 Corp. Debt"),

                  (v) at any time after the aggregate amount of the Commitments is $2,000,000,000 or less but greater than $1,250,000,000, any payments with respect to Subject Debt (other than the 2003 Corp.
         Debt) in an aggregate amount not to exceed $500,000,000,

                  (vi) at any time after the aggregate amount of the Commitments is $1,250,000,000 or less, any payments with respect to Subject Debt (other than the Subject Debt of a Corp. Company) in an aggregate amount (including payments made in reliance on clause (v) at or prior to such time) not to exceed $750,000,000, and

                  (vii) at any time after the aggregate amount of the Commitments is $1,250,000,000 or less, any payments with respect to Subject Debt of any Corp. Company (including without limitation the 2003 Corp. Debt).

Neither the Company nor any of its Subsidiaries will consent to or solicit any amendment, supplement, or other modification of any agreement or instrument evidencing or governing any Subject Debt if the effect of such amendment, supplement or modification, together with all other amendments, supplements or modifications made, is to increase materially the obligations of the obligor thereunder or to confer any additional rights on the holders thereof which would be materially adverse to the Company or its Subsidiaries (it being understood that any such modification that further restricts the ability of any Subsidiaries of the Company to agree or be subject to the types of restrictions described in Section 5.11 or that has the effect of causing the terms of such Debt to no longer comply with the provisions of Section 5.12 on the basis of which such Subject Debt was incurred shall not be a permitted modification of such terms).

         Section 5.11. Limitations on Restrictions Affecting Subsidiaries. Neither the Company nor any of its Subsidiaries will enter into, or suffer to exist, any agreement with any Person (other than a written agreement with, or an agreement resulting from the application of a law, policy, rule or regulation by, a public utility commission or other governmental authority) which prohibits or limits the ability of any Subsidiary to (i) pay dividends or make other distributions or pay any Debt owed to the Company or any other Subsidiary, (ii) make loans or advances to the Company or any other Subsidiary, (iii) transfer any of its properties or assets to the Company or any other Subsidiary, (iv) create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, or on capital stock or equity interests issued by it, or (v) create, incur assume or suffer to exist any Debt; provided that the following shall be permitted: (1) agreements governing Debt as in effect on the Closing Date, and agreements which are no more restrictive in any material respect (or, in the case of any restriction on the incurrence of Debt or Liens, in any respect) than such agreements, (2) agreements granting Liens permitted under Section 5.07 containing restrictions on the ability to transfer or grant Liens on the assets subject to such Liens,
(3) restrictions contained in agreements of any Person at the time such Person becomes a Subsidiary, which restrictions are applicable solely to such Person (including to Equity Interests in such Person), (4) customary restrictions contained in stock purchase agreements, asset sale agreements limiting the transfer of assets pending the closing of the sale and customary non-assignment provisions in leases and other contracts entered into in the ordinary course of business, (5) restrictions contained in the documents evidencing the QwestDex Term Debt, (6) restrictions contained in the Loan Documents and (7) restrictions contained in the QwestDex Purchase Agreements.

         Section 5.12. Limitations on Debt. Neither the Company nor any Subsidiary will create, incur, assume or permit to exist any Debt, except:

         (a)      Debt created under the Loan Documents;

         (b)      Existing Debt;

         (c) Debt of the Company or Capital Funding so long as (i) the issuance thereof does not generate any cash proceeds, (ii) such Debt is issued to the holders thereof in exchange for, or as consideration for the repurchase or tender, of Existing Debt (or Subject Debt previously incurred in reliance on this subsection (c)) held by such holders, (iii) the maturity of such Debt is on or after the Outside Date, (iv) no payments with respect to such Debt (including without limitation required amortization payments and mandatory prepayments) are required to be made prior to the Outside Date (other than regularly scheduled interest payments with respect thereto) except to the same or lesser extent of required payments under the Subject Debt being exchanged, repurchased or tendered for, and (v) the terms and conditions governing such Debt (including without limitation covenants and events of default) are no more restrictive in any material respect than the terms and conditions applicable to such Debt as of the Closing Date or such terms and conditions otherwise approved by the Agent;

         (d) Debt of any Corp. Company so long as the aggregate principal or face amount thereof does not exceed $2,100,000,000 and the proceeds thereof are applied to refinance Existing Debt of a Corp. Company scheduled on the Closing Date to mature prior to the Termination Date;

         (e) Debt evidenced by (i) the QwestDex Intercompany Note in an aggregate principal amount not to exceed $4,270,000,000, (ii) the QwestDex Inc. Intercompany Note in an aggregate principal amount not to exceed $100,000,000,
(iii) the Wireless Note in an aggregate principal amount not to exceed $1,794,210,000 and (iv) Debt owed by Wireless to the Borrower in an aggregate principal amount not to exceed at any time $400,000,000 (the "Wireless/Borrower Debt"), so long as such Debt is evidenced by a promissory note that constitutes Collateral and ranks senior to the Wireless Note;

         (f) (i) Debt of any Corp. Company owed to any other Corp. Company (other than Wireless), (ii) Debt of any QwestDex Company owed to any other QwestDex Company, in each case other than Debt permitted by subsection (b) above and (iii) Debt of any Subsidiary of the Company (other than the Borrower, a Corp. Company or a QwestDex Company) to any other Subsidiary of the Company (other than the Borrower, a Corp. Company or a QwestDex Company);

         (g)      QwestDex Term Debt;

         (h) Debt of any QwestDex Company, any Corp. Company or the Borrower (other than Debt permitted by subsections (a) through (g), inclusive, above, Debt of the Borrower incurred in reliance on subsections (j) and (i) below and Purchase Money Debt incurred in reliance on subsection (k) below), including without limitation Purchase Money Debt; provided that (i) the aggregate principal or face amount of Debt incurred in reliance on this subsection (h) shall not exceed $3,000,000,000, (ii) until the aggregate amount of the Commitments is $1,250,000,000 or less, any such Debt of any QwestDex Company (other than Purchase Money Debt) shall rank junior to the Loans and the Guarantees provided in Article 9 and shall be on Qualifying Terms, (iii) any such Debt of the Borrower (x) shall be on Qualifying Terms and (y) shall be incurred after the 91st day after the Liens on the Collateral securing the Revolver Secured Obligations have been perfected and (iv) with respect to any such Debt (other than Purchase Money Debt), the Borrower shall have complied with the provisions of Section 2.11(c);

         (i) Debt of the Borrower not otherwise permitted by the foregoing subsections, so long as (i) the aggregate principal or face amount of Debt incurred in reliance on this subsection (i) shall not exceed $750,000,000, (ii) the proceeds of such Debt do not exceed the cash consideration paid to retire unconditional purchase obligations of QCC and the Company outstanding on the Closing Date (each such obligation, an "Outstanding UPO"), and (iii) such Debt shall be on Qualifying Terms (except that (A) such Debt may provide for scheduled principal payments with respect thereto in an amount not greater than the scheduled payments required to be made with respect to the Outstanding UPO that has been replaced by such Debt (as such Outstanding UPO was in effect on the Closing Date) and (B) the terms and conditions governing such Debt may be more restrictive than the Loans so long as they are no more restrictive in any material respect than the terms and conditions applicable to the Outstanding UPO being replaced by such Debt);

         (j) Debt of the Borrower not otherwise permitted by the foregoing subsections (including without limitation any such Debt issued to the holders thereof in exchange for, or as consideration for, the repurchase or tender of Subject Debt held by such holders), so long as (i) such Debt is incurred after the 91st day after the Liens on all of the Collateral securing the Revolver Secured Obligations have been perfected, (ii) any such Debt shall be on Qualifying Terms, (iii) the aggregate principal or face amount of Debt of the Borrower incurred in reliance on this subsection (j) does not exceed $3,000,000,000 and (iv) with respect to any such Debt, the Borrower shall have complied with the provisions of Section 2.11(c) relating thereto;

         (k) Purchase Money Debt of QCC or any other Subsidiary of the Company other than the Borrower in an aggregate principal amount not in excess of $250,000,000;

         (l) Debt of the Company not permitted by any of the foregoing subsections, so long as the Borrower shall have complied with the provisions of
Section 2.11(c) relating thereto; and

         (m) Debt of any Subsidiary of the Company (other than the Borrower, any QwestDex Company or any Corp. Company), so long as the Borrower shall have complied with the provisions of Section 2.11(c) relating thereto.

         Section 5.13. Limitations on Investments; Loans, Advances, Guarantees and Acquisitions. Neither the Company nor any Subsidiary will purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary before such merger) any Equity Interest in or evidence of indebtedness or other security (including any option, warrant or other right to acquire any of the foregoing) of, make, hold or permit to exist any loan or advance to, Guarantee any obligation of, or make, hold or permit to exist any investment or other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:

         (a)      Permitted Investments;

         (b)      investments existing on the Closing Date and listed in
Schedule 5.13;

         (c) investments by the Company and its Subsidiaries in Equity Interests in their respective Subsidiaries; provided that (i) any such Equity Interest of Corp. or any QwestDex Company shall be pledged pursuant to the Security and Pledge Agreement to the extent required thereunder and (ii) neither the Borrower nor any QwestDex Company may make any investment in Equity Interests of any QwestDex Company not listed on Schedule 4.09, except any such investment by QwestDex Inc. in Equity Interests in its wholly-owned Subsidiaries pursuant to a QwestDex Sale Asset Transfer;

         (d)      investments constituting Debt permitted by Section 5.12;

         (e) investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

         (f) 17. interest rate swap agreements, interest rate cap agreements, interest rate collar agreements or other similar agreements or arrangements or (ii) foreign exchange contracts, currency swap agreements, futures contracts, option contracts, synthetic caps or other similar agreements or arrangements, in each case designed to hedge against fluctuations in interest rates or currency values, respectively;

         (g) instruments or assets received as consideration for an Asset Sale as permitted by Section 5.08(b);

         (h) any investments subject to this Section 5.13 and not permitted by any of the foregoing clauses in an aggregate amount not to exceed at any time $250,000,000; and

         (i) after the aggregate amount of the Commitments is $1,250,000,000 or less, any investments subject to Section 5.13 and not permitted by any of the foregoing clauses.

Nothing contained in the foregoing is intended to restrict the Company and its Subsidiaries from purchasing any assets other than those expressly prohibited above or from making any capital expenditures.

         Section 5.14. Further Assurances Regarding Collateral and Guaranty Requirement. Each Loan Party will execute and deliver any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), that may be required under any applicable law, or that the Agent or the Required Banks may reasonably request, to cause the Collateral and Guaranty Requirement to be and remain satisfied, all at the Borrower's expense. The Company and the Borrower will provide to the Agent, from time to time upon request, evidence reasonably satisfactory to the Agent as to the perfection and priority of the Liens created or intended to be created by the Collateral Documents.

                                    ARTICLE 6
                                    DEFAULTS

         Section 6.01. Events of Default. If one or more of the following events shall have occurred and be continuing:

         (a) any principal of any Loan shall not be paid when due, or any interest, any fees or any other amount payable hereunder shall not be paid within five days of the due date thereof;

         (b) any Loan Party shall fail to observe or perform any covenant contained in Section 5.01(d) or Section 5.06 to 5.13, inclusive;

         (c) any Loan Party shall fail to observe or perform any covenant or agreement contained in any Loan Document (other than those covered by clause
(a) or (b) above) for 30 days after the earlier of a senior officer's knowledge of such failure or written notice thereof has been given to the Company by the Agent at the request of any Bank;

         (d) any representation, warranty, certification or statement made by any Loan Party in any Loan Document or in any certificate, financial statement or other document delivered pursuant thereto shall prove to have been incorrect in any material respect when made (or deemed made);

         (e) the Company or any Subsidiary shall fail to make any payment or payments, in the aggregate in excess of $100,000,000, in respect of any Material Debt when due or within any applicable grace period;

         (f) (i) any event or condition shall occur which results in the acceleration of the maturity of any Material Debt (other than the QwestDex Term Debt and any other Material Debt of a QwestDex Company) or (ii) any event or condition shall occur which results in the acceleration of the maturity of any QwestDex Term Debt or any other Material Debt of a QwestDex Company or enables or permits the holder thereof to accelerate the maturity thereof (other than any such event or condition which has been waived by the lenders under the QwestDex

Term Debt or the holders of such other Material Debt, as the case may be, in accordance with the terms thereof);

         (g) the Company or any Loan Party or any Significant Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize or otherwise acquiesce in any of the foregoing;

         (h) an involuntary case or other proceeding shall be commenced against the Company or any Loan Party or any Significant Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Company or any Loan Party or any Significant Subsidiary under the federal bankruptcy laws as now or hereafter in effect;

         (i) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $100,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition specified in Section 4042(a) of ERISA shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $100,000,000;

         (j) a judgment or order for the payment of money in excess of $100,000,000 shall be rendered against the Company or any Subsidiary and such judgment or order shall be enforceable and shall continue unsatisfied, in effect and unstayed for a period of 60 days (or such longer period of time after which the judgment holder may cause the creation of Liens against or seizure of any property of the Company or such Subsidiary) (it being understood that in any event an administrative order of a public utility commission shall not constitute an "order" for purposes of this clause (j) so long as (x) no one is seeking to enforce such order in an action, suit or proceeding before a court and (y) reserves in the full amount of the cost of such order are maintained on the books of the Company and its Subsidiaries);

         (k) any Guarantor shall repudiate in writing any of its obligations under Article 9 or any such obligation shall be unenforceable against any Guarantor in accordance with its terms, or the Company or any of its Subsidiaries shall so assert in writing; or

         (l) any Lien purported to be created under any Collateral Document shall cease to be, or shall be asserted by the Company or any of its Subsidiaries not to be, a valid and perfected Lien on any Collateral, with the priority required by the applicable Collateral Document, except (i) as a result of a sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents, (ii) as a result of the Administrative Agent's failure to maintain possession of any stock certificates, promissory notes or other documents delivered to it under the Security and Pledge Agreement or (iii) as a result of the operation of Section 2(k) of the Security and Pledge Agreement, so long as each Lien Grantor shall have complied with its obligations thereunder;

then, and in every such event, the Agent shall (i) if requested by Banks having more than 50% in aggregate amount of the Commitments, by notice to the Company terminate the Commitments and they shall thereupon terminate, and/or (ii) if requested by Banks holding more than 50% in aggregate principal amount of the Loans, by notice to the Company declare the Notes (together with accrued interest thereon) to be, and the Notes shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company and the Borrower; provided that in the case of any of the Events of Default specified in clause (g) or (h) above with respect to the Company or the Borrower, without any notice to the Company or the Borrower or any other act by the Agent or the Banks, the Commitments shall thereupon automatically terminate and the Notes (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company and the Borrower.

         Section 6.02. Notice of Default. The Agent shall give notice to the Company under Section 6.01(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.


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

                                    ARTICLE 7
                                    THE AGENT

         Section 7.01. Appointment and Authorization. Each Bank irrevocably appoints and authorizes the Agent to take such action (including without limitation entering into the Security and Pledge Agreement) as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with all such powers as are reasonably incidental thereto.

         Section 7.02. Agent and Affiliates. Bank of America, N.A., and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Company, the Borrower or any Subsidiary or Affiliate of the Company or the Borrower (each, a "Qwest Entity") as though Bank of America, N.A., were not the Agent hereunder and without notice to or consent of the Banks. The Banks acknowledge that, pursuant to such activities, Bank of America , N.A., or its Affiliates may receive information regarding any Qwest Entity (including information that may be subject to confidentiality obligations in favor of such Qwest Entity) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Loans, Bank of America, N.A., shall have the same rights and powers under this Agreement as any other Bank and may exercise such rights and powers as though it were not the Agent, and the terms "Bank" and "Banks" include Bank of America, N.A. in its individual capacity.

         Section 7.03. Action by Agent. The obligations of the Agent under the Loan Documents are only those expressly set forth therein. Without limiting the generality of the foregoing, the Agent shall not be required to take any action with respect to any Default, except as expressly provided in the Loan Documents. The Agent shall not have or be deemed to have any fiduciary relationship with any Bank or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in any Loan Document with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

         Section 7.04. Consultation with Experts. The Agent may consult with legal counsel (who may be counsel for the Company or the Borrower), independent public accountants and other experts selected by it and shall not be liable for


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

any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

         Section 7.05. Delegation of Duties. The Agent may execute any of its duties under the Loan Documents by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

         Section 7.06. Liability of Agent. Neither the Agent nor any of its Affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection with any Loan Document (i) with the consent or at the request of the Required Banks or
(ii) in the absence of its own gross negligence or willful misconduct. Neither the Agent nor any of its Affiliates nor any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of any Loan Party; (iii) the satisfaction of any condition specified in Article 3, except receipt of items required to be delivered to the Agent; (iv) the existence or sufficiency of the Collateral or (v) the validity, effectiveness or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith. None of the Agent, its Affiliates and their respective directors, officers, agents and employees shall be under any obligation to any Bank or participant to inspect the properties, books or records of any Qwest Entity. The Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

         Section 7.07. Indemnification. Each Bank shall, ratably in accordance with its Commitment, indemnify the Agent, its Affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Loan Parties) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with the Loan Documents or any action taken or omitted by such indemnitees thereunder. No action taken with the consent or at the request of the Required Banks shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section.

         Section 7.08. Credit Decision; Disclosure of Information by Agent. Each Bank acknowledges that none of the Agent, its Affiliates and their respective directors, officers, agents and employees (each, an "Agent-Related


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

Person") has made any representation or warranty to it, and that no act by the Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Qwest Entity, shall be deemed to constitute any representation or warranty by the Agent or any other Person to any Bank as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Bank represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Qwest Entities, and all applicable bank or other regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit hereunder. Each Bank also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Qwest Entities. Except for the notices, reports and other documents expressly required to be furnished to the Banks by the Agent herein, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Qwest Entities which may come into the possession of any Agent-Related Person.

         Section 7.09. Successor Agent. The Agent may resign at any time by giving notice thereof to the Banks and the Company. Upon any such resignation, the Required Banks shall have the right to appoint a successor Agent (with the consent of the Company, such consent not to be unreasonably withheld). If no successor Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Agent gives notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent (with the consent of the Company, such consent not to be unreasonably withheld), which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $400,000,000. Upon the acceptance of its appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring


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

Agent's resignation shall at its election nevertheless thereupon become effective and the Banks shall perform all of the duties of the Agent hereunder until such time, if any, as the Required Banks appoint a successor agent as provided above. The Agent, if it so elects, may resign as administrative agent but not collateral agent or vice versa, and if it so elects, then the provisions of this Section and the rest of this Article shall apply separately to each of those separate capacities of the Agent.

         Section 7.10. Agent's Fee. The Company shall pay to the Agent for its own account fees in the amounts and at the times previously agreed upon between the Company and the Agent.

                                    ARTICLE 8
                            CHANGES IN CIRCUMSTANCES

         Section 8.01. Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period for any Euro-Dollar Loan:

         (a) the Agent determines (which determination will be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted London Interbank Offered Rate for such Interest Period, or

         (b) in the case of Euro-Dollar Loans, Banks having 50% or more of the aggregate amount of the Euro-Dollar Loans advise the Agent that the Adjusted London Interbank Offered Rate as determined by the Agent will not adequately and fairly reflect the cost to such Banks of funding their Euro-Dollar Loans for such Interest Period, the Agent shall forthwith give notice thereof to the Company and the Banks, whereupon until the Agent notifies the Company that the circumstances giving rise to such suspension no longer exist, (i) the obligations of the Banks to make Euro-Dollar Loans or to convert outstanding Loans into Euro-Dollar Loans shall be suspended and (ii) each outstanding Euro-Dollar Loan shall be converted into a Domestic Loan on the last day of the then current Interest Period applicable thereto. Unless the Borrower notifies the Agent at least two Domestic Business Days before the date of any Euro-Dollar Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Domestic Borrowing.

         Section 8.02. Illegality. If, on or after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance


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

by any Bank (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Bank shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Banks and the Company, whereupon until such Bank notifies the Company and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans, or to convert outstanding Loans into Euro-Dollar Loans, shall be suspended. Before giving any notice to the Agent pursuant to this Section, such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such notice is given, each Euro-Dollar Loan of such Bank then outstanding shall be converted to a Domestic Loan either (a) on the last day of the then current Interest Period applicable to such Euro-Dollar Loan if such Bank may lawfully continue to maintain and fund such Loan to such day or (b) immediately if such Bank shall determine that it may not lawfully continue to maintain and fund such Loan to such day.

         Section 8.03. Increased Cost and Reduced Return. 18. If on or after the date hereof, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System with respect to any Euro-Dollar Loan any such requirement included in an applicable Euro-Dollar Reserve Percentage), special deposit, insurance assessment or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting its Euro-Dollar Loans, its Note or its obligation to make Euro-Dollar Loans and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any Euro-Dollar Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Agent), the Company shall


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

pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

         (a) If any Bank shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy to the Agent), the Company shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent) for such reduction.

         (b) Each Bank will promptly notify the Company and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

         Section 8.04. Taxes. 19. Any and all payments by any Loan Party to or for the account of any Bank or the Agent under any Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, (x) in the case of each Bank and the Agent, taxes imposed on its income or profits, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank or the Agent (as the case may be) is organized or any political subdivision thereof, (y) in the case of each Bank, taxes imposed on its income or profits, and franchise or similar taxes imposed on it, by the jurisdiction of such Bank's Applicable Lending Office or any political subdivision thereof, taxes that are imposed by any jurisdiction by reason of such Bank doing or having done business in such jurisdiction other than solely as a result of the Loan Documents or any transaction contemplated thereby, and (z) in the case of each Bank and the Agent, any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which such Bank or the Agent is organized or in which its Applicable Lending Office is located or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If any Loan Party shall be required by law to deduct any Taxes from or in respect of any sum payable under any Loan Document to any Bank or the Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 8.04) such Bank or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Person shall make such deductions, (iii) such Person shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) such Person shall furnish to the Agent, at its address referred to in Section 10.01, the original or a certified copy of a receipt evidencing payment thereof.

         (a) In addition, each Loan Party agrees to pay any present or future stamp or documentary taxes and any other excise or property taxes, or charges or similar levies which arise from any payment made under any Loan Document or from the execution or delivery of, or otherwise with respect to, any Loan Document (hereinafter referred to as "Other Taxes").

         (b) Each Loan Party agrees to indemnify each Bank and the Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 8.04) paid by such Bank or the Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto; provided that the indemnification obligation under this
Section 8.04(b) shall be only with respect to Taxes, Other Taxes and liabilities related to payments made by a Loan Party under any Loan Document. This indemnification shall be made within 15 days from the date such Bank or the Agent (as the case may be) makes written demand therefor.

         (c) Each Bank organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on the signature pages hereof, on or prior to the date on which it becomes a Bank in the case of each other Bank, on or prior to the date on which any such Bank grants any participating interest pursuant to Section 10.06 or otherwise ceases to act for its own account with respect to any portion of any sums payable to it under this Agreement, and from time to time thereafter if requested in writing by the Company (but only so long as such Bank remains lawfully able to do so), shall provide the Company with Internal Revenue Service form W-8BEN, W-8ECI and/or W-8IMY, as appropriate, or any successor form prescribed by the Internal Revenue Service (together with any form, documentation or information such Bank is required or chooses to transmit with any such forms), certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States and/or certifying as provided on Form W-8IMY. If the form provided by a Bank at the time such Bank first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from "Taxes" as defined in 19 imposed by the United States.

         (d) For any period with respect to which a Bank has failed to provide the Company with the appropriate form pursuant to Section 8.04(c) (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which a form originally was required to be provided), such Bank shall not be entitled to indemnification under 19 with respect to Taxes imposed by the United States; provided, however, that should a Bank, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Company shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Taxes.

         (e) If any Loan Party is required to pay additional amounts to or for the account of any Bank pursuant to this Section 8.04, then such Bank will change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Bank, is not otherwise disadvantageous to such Bank.

         Section 8.05. Domestic Loans Substituted for Affected Euro-Dollar Loans. If (i) the obligation of any Bank to make Euro-Dollar Loans to the Borrower has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03 with respect to its Euro-Dollar Loans and the Borrower shall, by at least five Euro-Dollar Business Days' prior notice to such Bank through the Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Company that the circumstances giving rise to such suspension or demand for compensation no longer exist:

         (a) all Loans which would otherwise be made by such Bank as (or continued as or converted into) Euro-Dollar Loans shall instead be Domestic Loans (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and

         (b) after each of its Euro-Dollar Loans has been repaid (or converted to a Domestic Loan), all payments of principal which would otherwise be applied to repay such Euro-Dollar Loans shall be applied to repay its Domestic Loans instead.

If such Bank notifies the Borrower that the circumstances giving rise to such notice no longer apply, the principal amount of each such Domestic Loan shall be converted into a Euro-Dollar Loan on the first day of the next succeeding Interest Period applicable to the related Euro-Dollar Loans of the other Banks.

         Section 8.06. Substitution of Bank. If (i) the obligation of any Bank to make Euro-Dollar Loans has been suspended pursuant to Section 8.02, (ii) any Bank has demanded compensation under Section 8.03 or (iii) any Bank has not signed an amendment or waiver which must be signed by all the Banks to become effective, and such amendment or waiver has been signed by the Super-Majority Banks, the Company shall have the right, with the assistance of the Agent, to seek a mutually satisfactory substitute bank or banks (which may be one or more of the Banks) to purchase the Notes (by paying to such Bank the principal amount of such Note, together with accrued interest thereon and any other amounts payable to such Bank hereunder) and assume the Commitment of such Bank.

                                    ARTICLE 9
                                   GUARANTEES

         Section 9.01. The Guaranty. Each Guarantor hereby unconditionally guarantees the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of its Guaranteed Obligations. Upon failure by the Borrower to pay or perform punctually any Guaranteed Obligation, each Guarantor shall forthwith on demand pay or perform such Guaranteed Obligation in the manner specified in the relevant Loan Document.

         Section 9.02. Guaranty Unconditional. The obligations of each Guarantor hereunder shall be unconditional, irrevocable and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                  (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of any other Loan Party under any Loan Document, by operation of law or otherwise;

                  (ii) any modification or amendment of or supplement to any Loan Document;


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

                  (iii) any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of any other Loan Party under any Loan Document;

                  (iv) any change in the corporate existence, structure or ownership of any other Loan Party or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any other Loan Party or any of its assets or any resulting release or discharge of any obligation of any other Loan Party contained in any Loan Document;

                  (v) the existence of any claim, set-off or other rights which such Guarantor may have at any time against any other Loan Party, the Agent, any Bank or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                  (vi) any invalidity or unenforceability relating to or against any other Loan Party for any reason of any Loan Document, or any provision of applicable law or regulation purporting to prohibit the payment by any other Loan Party of the principal of or interest on any Note or any other amount payable by it under the Loan Document; or

                  (vii) any other act or omission to act or delay of any kind by any other Loan Party, the Agent, any Bank or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of such Guarantor's obligations hereunder.

         Section 9.03. Discharge Only upon Payment in Full; Reinstatement in Certain Circumstances. Each Guarantor's obligations hereunder shall remain in full force and effect until the Commitments shall have terminated and the principal of and interest on the Loans and all other amounts payable by the Borrower under the Loan Documents shall have been indefeasibly paid in full. If at any time any payment of the principal of or interest on any Loan or any other amount payable by the Borrower under the Loan Documents is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, each Guarantor's obligations hereunder with respect to such payment shall be reinstated at such time as though such payment had been due but not made at such time.

         Section 9.04. Waiver by Each Guarantor. Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against any other Loan Party or any other Person.

         Section 9.05. Subrogation. Each Guarantor irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder to be subrogated to the rights of the payee against the Borrower with respect to such payment or against any direct or indirect security therefor, or otherwise to be reimbursed, indemnified or exonerated by or for the account of the Borrower in respect thereof until (i) the Commitments shall have terminated and (ii) all Loans and all other obligations under this Agreement and the other Loan Documents have been paid in full in cash.

         Section 9.06. Stay of Acceleration. In the event that acceleration of the time for payment of any amount payable by the Borrower under the Loan Documents is stayed upon insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable by each Guarantor hereunder forthwith on demand by the Agent made at the request of the Required Banks.

         Section 9.07. Limit of Liability. 20. Anything contained in this Guaranty to the contrary notwithstanding, the obligations of each QwestDex Company that is a Guarantor under this Guaranty (each, a "QwestDex Guarantor") shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of such QwestDex Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however (to the extent permitted to be excluded for purposes of Fraudulent Transfer Laws) any liabilities of such QwestDex Guarantor (x) in respect of intercompany indebtedness to the Borrower or other Affiliates of the Borrower to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such QwestDex Guarantor hereunder and (y) under any guaranty of other Debt which guaranty contains a limitation as to maximum amount similar to that set forth in this ?subsection 9.07(a), pursuant to which the liability of such Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of such QwestDex Guarantor pursuant to applicable law or pursuant to the terms of any agreement.

         (a) Each QwestDex Guarantor, and each guarantor under other guaranties, if any, relating to the Agreement (the "Related Guaranties") that contain a contribution provision similar to that set forth in this ?subsection 9.07(b), together desire to allocate among themselves (collectively, the "Contributing Guarantors"), in a fair and equitable manner, their obligations arising under this Guaranty and the Related Guaranties. Accordingly, in the event any payment or distribution is made on any date by a QwestDex Guarantor under this Guaranty or a guarantor under a Related Guaranty, each such QwestDex Guarantor or such other guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in the maximum amount permitted by law so as to maximize the aggregate amount of the Guarantied Obligations paid to the Banks.

         Section 9.08. Subordination To QwestDex Senior Debt. Each QwestDex Company covenants and agrees, and each Bank likewise covenants and agrees, that the Guaranty provided pursuant to this Article 9 by each QwestDex Company (a "QwestDex Guaranty") is made subject to the provisions of this Section 9.08 and each Bank accepts and agrees to be bound by such provisions. Each QwestDex Guaranty shall, in the manner hereinafter set forth, be subordinate and junior in right of payment to all QwestDex Senior Debt (as hereinafter defined) of the applicable Guarantor.

         For purposes of this Section 9.08, the term "QwestDex Senior Debt" shall mean, as to each QwestDex Company, all amounts payable by it under the QwestDex Term Loan Agreement, including without limitation the principal, premium, if any, and interest on all Loans under the QwestDex Term Loan Agreement or under the notes issued pursuant thereto and all other liabilities and obligations, direct or contingent, of such QuestDex Company to the "Lenders" (as defined in the QwestDex Term Loan Agreement) or the QwestDex Agent thereunder, and any liabilities and obligations under any renewal, extension or refinancing thereof so long as any such renewal, extension or refinancing constitutes "QwestDex Term Debt" pursuant to clause (ii) of the definition thereof; provided that the aggregate principal or face amount of the QwestDex Senior Debt (calculated without duplication of any Guaranty thereof by any QwestDex Company) shall not exceed the lesser of (x) the aggregate principal amount of Debt incurred by QwestDex Inc. pursuant to the QwestDex Term Loan Agreement and (y) $750,000,000.

         (a) No QwestDex Company to Make Payments with Respect To Its QwestDex Guaranty in Certain Circumstances. Article 1 Upon the maturity of any principal of, premium, if any, or interest on, or fees payable with respect to, any QwestDex Senior Debt by lapse of time, acceleration or otherwise, all principal thereof, premium, if any, and interest thereon and all other QwestDex Senior Debt then due shall first be paid in full, or such payment shall be duly provided for in cash or in a manner satisfactory to the holders of such QwestDex Senior Debt, before any payment by any QwestDex Company is made under its QwestDex Guaranty.

                  (i) In the event and during the continuation of any Event of Default (as such term is defined in the QwestDex Term Loan Agreement) (each such Event of Default being referred to in this Agreement as a "QwestDex Senior Debt Default"), no payment shall be made by any QwestDex Company under its QwestDex Guaranty unless and until such QwestDex Senior Debt Default shall have been remedied, nor shall any such payment be made if after giving effect to such payment, any QwestDex Senior Debt Default would exist.

         (b) QwestDex Guaranty Subordinated to Prior Payment of All QwestDex Senior Debt on Dissolution, Liquidation or Reorganization of Any QwestDex Company. In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to any QwestDex Company or its creditors, or to substantially all of any property of such QwestDex Company, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of any QwestDex Company, whether or not involving insolvency or bankruptcy, then

                  (i) the holders of all QwestDex Senior Debt of such QwestDex Company shall first be entitled to receive payment in full of the principal thereof, premium, if any, interest (including interest accruing subsequent to the commencement of such proceedings, whether or not such interest is allowed or allowable as a claim in such proceedings) and all other amounts payable thereon before the Banks are entitled to receive any payment under its QwestDex Guaranty; and

                  (ii) any payment or distribution of assets of such QwestDex Company of any kind or character, whether in cash, property or securities to which the Banks would be entitled, but for the provisions of this Section 9.08, shall be paid or distributed by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to the QwestDex Agent or any other representative on behalf of the holders of QwestDex Senior Debt, to the extent necessary to make payment in full of all principal, premium, if any, interest and all other amounts payable on all QwestDex Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of the QwestDex Senior Debt.

         (c) Rights of Holders of QwestDex Senior Debt. Should any payment or distribution or security or the proceeds of any thereof be collected or received by any Bank in respect of a QwestDex Guaranty at a time when that payment or distribution should not have been made to such Bank because of
Section 9.08(a) or 9.08(b), such Bank will forthwith deliver the same to the QwestDex Agent for the equal and ratable benefit of the holders of the QwestDex

Senior Debt in precisely the form received (except for the endorsement or the assignment of or by such holder where necessary) for application to payment of all QwestDex Senior Debt in full, after giving effect to any concurrent payment or distribution to the holders of QwestDex Senior Debt and, until so delivered, the same shall be held in trust by such holder as the property of the holders of the QwestDex Senior Debt.

         (d) Subrogation. Subject to the prior payment in full of all QwestDex Senior Debt, the Banks shall be subrogated to the rights of the holders of QwestDex Senior Debt to receive payments or distributions of cash, property or securities of any QwestDex Company applicable to the QwestDex Senior Debt until all amounts owing on each QwestDex Guaranty shall be paid in full. For purposes of such subrogation, no payments or distributions to the Banks of cash, property, securities or other assets by virtue of the subrogation herein provided which otherwise would have been made to the holders of the QwestDex Senior Debt shall, as between any QwestDex Company, its creditors other than the holders of QwestDex Senior Debt and the Banks, be deemed to be a payment under a QwestDex Guaranty.

         (e) Avoidance of Payments. The Banks agree that, in the event that all or any part of any payment made on account of the QwestDex Senior Debt is recovered from the holders of QwestDex Senior Debt as a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law, any payment or distribution received by the Banks on account of a QwestDex Guaranty at any time after the date of the payment so recovered, whether pursuant to the right of subrogation provided for in this Section 9.08(d) or otherwise, shall be deemed to have been received by such Banks in trust as the property of the holders of the QwestDex Senior Debt and such Banks shall forthwith deliver the same to the QwestDex Agent for the equal and ratable benefit of the holders of the QwestDex Senior Debt for application to payment of all QwestDex Senior Debt in full.

         (f) Renewals, Extensions and Increases of QwestDex Senior Debt. Each Bank hereby waives any and all notice of renewal, extension or refinancing in the amount of any of the QwestDex Senior Debt, present or future, and agrees and consents that without notice to or assent by any Bank:

                  (i) the obligation and liabilities of any QwestDex Company or any other party or parties for or upon the QwestDex Senior Debt (or any promissory note, security document or guaranty evidencing or securing the same) may, from time to time, in whole or in part, be renewed, extended, modified, amended, accelerated, compromised, supplemented, terminated, sold, exchanged, waived or released; provided that the principal amount of the QwestDex Senior Debt is not increased;

                  (ii) the QwestDex Agent or any other representative acting on behalf of the holders of the QwestDex Senior Debt and the holders of the QwestDex Senior Debt may exercise or refrain from exercising any right, remedy or power granted by or in connection with any agreements relating to the QwestDex Senior Debt (other than any rights, remedies or powers granted to the Banks under the Security and Pledge Agreement in accordance with Section 22 thereof); and

                  (iii) any balance or balances of funds with any holders of the QwestDex Senior Debt at any time standing to the credit of any QwestDex Company may, from time to time, in whole or in part, be surrendered or released;

all as the QwestDex Agent or any other representative or representatives acting on behalf of the holders of the QwestDex Senior Debt and the holders of the QwestDex Senior Debt may deem advisable and all without impairing, abridging, diminishing, releasing or affecting the subordination of each QwestDex Guaranty to the QwestDex Senior Debt provided for herein.

         (g) Obligation of Any QwestDex Company Unconditional. Nothing contained in this Section 9.08 is intended to or shall impair, as between any QwestDex Company, its creditors other than the holders of the QwestDex Senior Debt, and the Banks, the obligations of each QwestDex Company under its QwestDex Guaranty, which are absolute and unconditional in accordance with their terms, or is intended to or shall affect the relative rights of the Banks and other creditors of any QwestDex Company other than the holders of the QwestDex Senior Debt, nor shall anything herein or therein prevent any Bank (i) from taking all appropriate actions to preserve its rights under each QwestDex Guaranty not inconsistent with the rights of the holders of the QwestDex Senior Debt under this Section 9.08, or (ii) from exercising all remedies otherwise permitted by the Loan Documents and applicable law upon a Default, subject to the rights, if any, under this Section 9.08 of the holders of the QwestDex Senior Debt in respect of cash, property or securities of any QwestDex Company otherwise payable or delivered to the Banks upon the exercise of any such remedy.

         (h) Miscellaneous. Article 2 Each Bank hereby acknowledges and agrees that the holders of the QwestDex Senior Debt have relied upon and will continue to rely upon the subordination provided for herein in entering into the agreements relating to QwestDex Senior Debt and in extending credit to QwestDex, Inc. pursuant thereto.

No present or future holder of QwestDex Senior Debt shall be prejudiced in his right to enforce the subordination contained herein in accordance with the terms hereof by any act or failure to act on the part of any QwestDex Company or any Bank. The subordination provisions contained herein are for the benefit of the holders of the QwestDex Senior Debt from time to time and, so long as QwestDex Senior Debt is outstanding under any agreement, may not be rescinded, cancelled or modified in any way without the prior written consent thereto of the Required Lenders (as defined in the QwestDex Term Loan Agreement).

                                   ARTICLE 10
                                  MISCELLANEOUS

         Section 10.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of any Loan Party party hereto or the Agent, at its address or facsimile number set forth on the signature pages hereof, (y) in the case of any Bank, at its address or facsimile number set forth in its Administrative Questionnaire or (z) in the case of any party, such other address or facsimile number as such party may hereafter specify for the purpose by notice to the Agent and the Company. Each such notice, request or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, (ii) if given by facsimile transmission, when such facsimile is transmitted to the facsimile number specified pursuant to this Section 10.01 and telephonic confirmation of receipt thereof is received, or (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Agent under Article 2 or Article 8 shall not be effective until received.

         Section 10.02. No Waivers. No failure or delay by the Agent or any Bank in exercising any right, power or privilege under any Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in the Loan Document shall be cumulative and not exclusive of any rights or remedies provided by law.

         Section 10.03.  Expenses; Indemnification. 21. The Borrower shall pay
(i) all reasonable out-of-pocket expenses of the Agent, including reasonable fees and disbursements of special counsel for the Agent, in connection with the preparation and administration of the Loan Documents, any waiver or consent hereunder or any amendment hereof or any Default or alleged Default hereunder and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Agent and each Bank, including reasonable fees and disbursements of counsel, in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

         (a) The Borrower agrees to indemnify the Agent and each Bank, their respective Affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of the Loan Documents or any actual or proposed use of proceeds of Loans hereunder; provided that (i) no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct as determined by a court of competent jurisdiction and (ii) the Company shall not be liable for any settlement entered into by an Indemnitee without its consent (which shall not be unreasonably withheld).

         (b) Each Indemnitee agrees to give the Company prompt written notice after it receives any notice of the commencement of any action, suit or proceeding for which such Indemnitee may wish to claim indemnification pursuant to subsection (b). The Company shall have the right, exercisable by giving written notice within fifteen Domestic Business Days after the receipt of notice from such Indemnitee of such commencement, to assume, at the Company's expense, the defense of any such action, suit or proceeding; provided, that such Indemnitee shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such separate counsel shall be at such Indemnitee's expense unless
(1) the Company shall have agreed to pay such fees and expenses; (2) the Company shall have failed to assume the defense of such action, suit or proceeding or shall have failed to employ counsel reasonably satisfactory to such Indemnitee in any such action, suit or proceeding; or (3) such Indemnitee shall have been advised by independent counsel in writing (with a copy to the Company) that there may be one or more defenses available to such Indemnitee which are in conflict with those available to the Company (in which case, if such Indemnitee notifies the Company in writing that it elects to employ separate counsel at the Company's expense, the Company shall be obligated to assume the expense, it being understood, however, that the Company shall not be liable for the fees or expenses of more than one separate firm of attorneys, which firm shall be designated in writing by such Indemnitee).

         Section 10.04. Sharing of Set-offs. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Note held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest due with respect to any Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks shall be shared by the Banks pro rata; provided that nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness hereunder. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

         Section 10.05. Amendments and Waivers; Release of Liens. 22. Any provision of this Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company, the Borrower and the Required Banks (and, if the rights or duties of the Agent are affected thereby, by the Agent); provided that no such amendment or waiver shall, unless signed by all the Banks, (i) increase or decrease the Commitment of any Bank (except for a ratable decrease in the Commitments of all Banks) or subject any Bank to any additional obligation (it being understood that an increase or decrease pursuant to Section 8.06 or 10.06 shall not constitute an amendment or waiver for this purpose), (ii) reduce the principal of or rate of interest on any Loan or any fees hereunder, (iii) postpone the date fixed for any payment of principal of or interest on any Loan or any fees hereunder or for any reduction or termination of any Commitment, (iv) amend or waive the provisions of Article 9 or (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement, and provided further that no such amendment or waiver shall, unless signed by the 66 and 2/3% Banks, postpone the date on which any reduction of the Commitments is required to occur pursuant to Section 2.09(c) or the amount of any such reduction, but only if such reduction is to occur as a result of the consummation of a Company Qualifying Asset Sale consummated by a QwestDex Company.

         (a) Any provision of any Collateral Document may be amended or waived if, but only if, such amendment or waiver is entered into in accordance with the terms thereof.

         (b) Upon consummation of any Asset Sale with respect to any QwestDex Asset Collateral permitted by this Agreement, including without limitation pursuant to the QwestDex Purchase Agreements, the Lien created under the Collateral Documents securing the Revolver Secured Obligations on the assets subject to such Asset Sale shall terminate in accordance with Section 27 of the Security and Pledge Agreement.

         (c) No amendment may be made to Section 9.08 which adversely affects the rights of the QwestDex Senior Debt without the consent of the Required Banks under the QwestDex Term Loan Agreement.

         Section 10.06. Successors and Assigns. 23. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no Loan Party may assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Banks (it being understood that nothing in this subsection (a) shall be construed to prohibit the consummation of the transactions contemplated by the Qwest Assignment and Assumption Agreement).

         (a) Any Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Commitment or any or all of its Loans, with (and subject to) the written consent of the Company and the Agent, which consents shall not be unreasonably withheld; provided that (i) if a Participant is a Bank Affiliate or is another Bank, no such consent shall be required, and (ii) any consent of the Company otherwise required under this subsection shall not be required if an Event of Default specified under clause (g) or (h) of Section 6.01 has occurred and is continuing. In the event of any such grant by a Bank of a participating interest to a Participant, such Bank shall remain responsible for the performance of its obligations hereunder, and the Loan Parties and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Loan Parties hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i),
(ii) or (iii) of Section 10.05 without the consent of the Participant. The Borrower agrees that each Participant shall, to the extent provided in its participation agreement and subject to subsection (e) below, be entitled to the benefits of Article 8 with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below but which is consented to in accordance with this subsection (b) shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

         (b) Any Bank may at any time assign to one or more banks or other institutions (each an "Assignee") all, or a proportionate part of all, of its rights and obligations under this Agreement and the Notes, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit F hereto executed by such Assignee and such transferor Bank, with (and subject to) the subscribed consent of the Company and the Agent, which consents shall not be unreasonably withheld; provided that (i) if an Assignee is a Bank Affiliate or is another Bank, no such consent shall be required; (ii) after giving effect to any assignment, the assignor Bank shall hold a Commitment of at least $5,000,000 or $0 and the assignee Bank shall hold a Commitment of at least $5,000,000 (or, in the case of an assignment by any Bank to any of its Bank Affiliates, such assignee Bank Affiliate shall hold a Commitment of at least $2,500,000); and
(iii) any consent of the Company otherwise required under this subsection shall not be required if an Event of Default specified under clause (g) or (h) of
Section 6.01 has occurred and is continuing. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (c), the transferor Bank, the Agent and the Borrower shall make appropriate arrangements so that, if required, new Notes are issued to the Assignee. In connection with any such assignment, the transferor Bank shall pay to the Agent an administrative fee for processing such assignment in the amount of $2,500. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Company and the Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 8.04.

         (c) Any Bank may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement and its Notes to secure obligations of such Bank, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release the transferor Bank from its obligations hereunder or substitute any such pledgee or assignee for such Bank as a party hereto. In the case of any Bank that is a fund that invests in bank loans, such Bank may, without the consent of the Borrower or the Agent, assign or pledge all or any portion of its rights under this Agreement, including the Loans and Notes or any other instrument evidencing its rights as a Bank under this Agreement, to any holder of, trustee for, or any other representative of holders of, obligations owed or securities issued, by such fund, as security for such obligations or securities; provided that any foreclosure or similar action by such trustee or representative shall be subject to the provisions of this Section 10.06(c) concerning assignments.

         (d) No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section 8.03 or
8.04 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Company's prior written consent or by reason of the provisions of Section 8.02, 8.03 or 8.04 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

         (e) Notwithstanding anything to the contrary contained herein, any Bank (a "Granting Bank") may grant to a special purpose funding vehicle (an "SPC") of such Granting Bank, identified as such in writing from time to time by the Granting Bank to the Agent and the Company, the option to provide all or any part of any Loan that such Granting Bank would otherwise be obligated to make hereunder, provided that (i) nothing herein shall constitute a commitment to make any Loan by any SPC and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Bank shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Bank to the same extent, and as if, such Loan were made by the Granting Bank. Each party hereto agrees that no SPC shall be liable for any payment under this Agreement for which a Bank would otherwise be liable, for so long as, and to the extent, the related Granting Bank makes such payment. In furtherance of the foregoing, each party hereto hereby agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 10.06, any SPC may (i) with notice to, but without the prior written consent of, the Company or the Agent and without paying any processing fee therefor, assign all or portion of its interests in any Loans to its Granting Bank or to any financial institutions (if consented to by the Company and the Agent) providing liquidity and/or credit facilities to or for the account of such SPC to fund the Loans made by such SPC or to support the securities (if any) issued by such SPC to fund such Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of a surety, guarantee or credit or liquidity enhancement to such SPC.

         Section 10.07. Governing Law; Submission to Jurisdiction. This Agreement and each Note shall be governed by and construed in accordance with the laws of the State of New York. Each Loan Party party hereto hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to the Loan Documents or the transactions contemplated thereby, and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

         Section 10.08. Counterparts; Integration. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

         Section 10.09. WAIVER OF JURY TRIAL. EACH OF THE LOAN PARTIES PARTY HERETO, THE AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

         Section 10.10. Confidentiality. Each of the Agent and the Banks agrees to use its reasonable best efforts to keep confidential any information delivered or made available by or on behalf of the Loan Parties to it (including without limitation any information obtained through any financial advisor); provided that nothing herein shall prevent the Agent or any Bank from disclosing such information (i) to the Agent or any other Bank in connection with the transactions contemplated hereby, (ii) to its officers, directors, employees, agents, attorneys and accountants who have a need to know such information in accordance with customary banking practices and who receive such information having been made aware of the restrictions set forth in this Section, (iii) upon the order of any court or administrative agency, (iv) upon the request or demand of any regulatory agency or authority having jurisdiction over such party, (v) which has been publicly disclosed (by a Person other than such Agent or Bank),
(vi) which has been obtained from any Person other than the Company and its Subsidiaries, provided that such Person is not (x) known to it to be bound by a confidentiality agreement with the Company or its Subsidiaries or any other obligation not to disclose or (y) known to it to be otherwise prohibited from transmitting the information to it by a contractual, legal or fiduciary obligation, (vii) in connection with the exercise of any remedy under the Loan

Documents or (viii) to any actual or proposed participant or assignee of all or any of its rights hereunder, or to any actual or proposed counterparty to any swap, hedge or similar account relating to the Loans which, in each case, has agreed in writing to be bound by the provisions of this Section.

         Section 10.11. No Reliance on Margin Stock. Each Bank represents to the Agent and each of the other Banks that it in good faith is not relying upon any Margin Stock as collateral in the extension or maintenance of the credit provided for in this Agreement.

         Section 10.12. Co-Lead Arrangers, Joint Bookrunners and Co-Syndication Agents. No Person identified on the cover page of this Agreement as a co-lead arranger, joint bookrunner or co-syndication agent shall have any right, power, obligation, liability, responsibility or duty under the Loan Documents in such capacity.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                       QWEST SERVICES CORPORATION


                                       By: _____________________________________
                                           Name:
                                           Title:

                                           1801 California Street
                                           Denver, CO 80202
                                           Attn:  Chief Financial Officer
                                                  Fax: (303) 296-4920

                                           and:

                                           1801 California Street
                                           Denver, CO 80202
                                           Attn:  General Counsel
                                                  Fax: (303) 296-5974



                                       QWEST COMMUNICATIONS
                                           INTERNATIONAL INC.


                                       By: _____________________________________
                                           Name:
                                           Title:


                                           1801 California Street
                                           Denver, CO 80202
                                           Attn:  Chief Financial Officer
                                                  Fax: (303) 296-4920

                                           and:

                                           1801 California Street
                                           Denver, CO 80202
                                           Attn:  General Counsel
                                           Fax:   (303) 296-5974

                                       QWEST DEX HOLDINGS, INC.


                                       By: _____________________________________
                                           Name:
                                           Title:

                                           1801 California Street
                                           Denver, CO 80202
                                           Attn:  Chief Financial Officer
                                                  Fax: (303) 296-4920

                                           and:

                                           1801 California Street
                                           Denver, CO 80202
                                           Attn:  General Counsel
                                                  Fax: (303) 296-5974


                                       QWEST DEX, INC.


                                       By: _____________________________________
                                           Name:
                                           Title:

                                           1801 California Street
                                           Denver, CO 80202
                                           Attn:  Chief Financial Officer
                                                  Fax: (303) 296-4920

                                           and:

                                           1801 California Street
                                           Denver, CO 80202
                                           Attn:  General Counsel
                                                  Fax: (303) 296-5974

                                       BANK OF AMERICA, N.A.,
                                           as Administrative Agent


                                       By: _____________________________________
                                           Name:
                                           Title:

                                           Bank of America, N.A.
                                           901 Main Street, 14th Floor
                                           Dallas, TX 75202-3714
                                           TX1-492-14-11
                                           Fax:   (214) 290-9508




                                       ABN AMRO BANK N.V.


                                       By: _____________________________________
                                           Name:
                                           Title:




                                       BANK OF AMERICA, N.A.


                                       By: _____________________________________
                                           Name:
                                           Title:




                                       THE BANK OF NEW YORK


                                       By: _____________________________________
                                           Name:
                                           Title:

                                       THE BANK OF NOVA SCOTIA


                                       By: _____________________________________
                                           Name:
                                           Title:




                                       BANK ONE, N.A.


                                       By: _____________________________________
                                           Name:
                                           Title:




                                       BAYERISCHE LANDESBANK,
                                           CAYMAN ISLANDS BRANCH


                                       By: _____________________________________
                                           Name:
                                           Title:




                                       BEAR STEARNS CORPORATE
                                           LENDING INC.


                                       By: _____________________________________
                                           Name:
                                           Title:

                                       CITIBANK, N.A.


                                       By: _____________________________________
                                           Name:
                                           Title:




                                       COMMERZBANK AG, NEW YORK AND
                                           GRAND CAYMAN BRANCHES


                                       By: _____________________________________
                                           Name:
                                           Title:




                                       CREDIT SUISSE FIRST BOSTON acting through its Cayman Islands Branch


                                       By: _____________________________________
                                           Name:
                                           Title:




                                       DELANO COMPANY (#274)


                                       By: _____________________________________
                                           Name:
                                           Title:

                                       DEUTSCHE BANK AG NEW YORK
                                           BRANCH


                                       By: _____________________________________
                                           Name:
                                           Title:


                                       By: _____________________________________
                                           Name:
                                           Title:




                                       FLEET NATIONAL BANK


                                       By: _____________________________________
                                           Name:
                                           Title:




                                       GOLDENTREE LOAN
                                           OPPORTUNITIES I LTD.


                                       By: _____________________________________
                                           Name:
                                           Title:




                                       JPMORGAN CHASE BANK


                                       By: _____________________________________
                                           Name:
                                           Title:

                                       KEYBANK NATIONAL ASSOCIATION


                                       By: _____________________________________
                                           Name:
                                           Title:




                                       LEHMAN COMMERCIAL PAPER INC.


                                       By: _____________________________________
                                           Name:
                                           Title:




                                       MELLON BANK, N.A.


                                       By: _____________________________________
                                           Name:
                                           Title:




                                       MERRILL LYNCH BANK USA


                                       By: _____________________________________
                                           Name:
                                           Title:




                                       MIZUHO CORPORATE BANK, LTD.


                                       By: _____________________________________
                                           Name:
                                           Title:

                                       OCTAGON INVESTMENT PARTNERS
                                           II, LLC


                                       By: _____________________________________
                                           Name:
                                           Title:




                                       OCTAGON INVESTMENT PARTNERS
                                           III, LTD.


                                       By: _____________________________________
                                           Name:
                                           Title:




                                       OCTAGON INVESTMENT PARTNERS
                                           IV LTD


                                       By: _____________________________________
                                           Name:
                                           Title:




                                       PIMCO HIGH YIELD FUND (#705)


                                       By: _____________________________________
                                           Name:
                                           Title:

                                       ROYAL BANK OF CANADA


                                       By: _____________________________________
                                           Name:
                                           Title:




                                       THE ROYAL BANK OF SCOTLAND PLC


                                       By: _____________________________________
                                           Name:
                                           Title:




                                       SUMITOMO MITSUI BANKING
                                           CORPORATION


                                       By: _____________________________________
                                           Name:
                                           Title:




                                       UFJ BANK LIMITED


                                       By: _____________________________________
                                           Name:
                                           Title:

                                       U.S. BANK NATIONAL ASSOCIATION


                                       By: _____________________________________
                                           Name:
                                           Title:




                                       WACHOVIA BANK, N.A.


                                       By: _____________________________________
                                           Name:
                                           Title:




                                       WELLS FARGO BANK, N.A.


                                       By: _____________________________________
                                           Name:
                                           Title:



                                       WESTDEUTSCHE LANDESBANK
                                           GIROZENTRALE, NEW YORK
                                           BRANCH


                                       By: _____________________________________
                                           Name:
                                           Title: